Exhibit 99.2

Regency Centers Corporation

March 31, 2005

Supplemental Information

Investor Relations

Diane Ortolano

121 W. Forsyth Street, Suite 200

Jacksonville, FL 32202

904-598-7727

ABOUT REGENCY

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. Regency’s total assets before depreciation are $3.5 billion.

As of March 31, 2005, the Company owned 288 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA), including tenant-owned square footage was 36.1 million square feet, located in attractive markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

The quality of Regency’s portfolio, anchored by preeminent supermarket chains such as Kroger, Publix, Safeway and Albertson’s, draws nearly 15,000 shopper visits per week. In addition, 78% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. PCI is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to remain above 93% for the past seven years.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has completed 89 shopping center developments at a net investment of $1.2 billion. At the end of the first quarter of 2005, Regency had 32 properties under development for an estimated total investment at completion of $552 million. These in-process developments are 56% funded and 75% leased.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company’s investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 18 offices nationwide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There are also two preferred class of shares that trade under REG PRC and REG PRD.

Please visit our web site at www.RegencyCenters.com for more information.

SUPPLEMENTAL INFORMATION

TABLE OF CONTENTS

March 31, 2005

QUARTER HIGHLIGHTS	1

SUMMARY INFORMATION:

Summary Financial Information	2

Summary Real Estate Information	3

FINANCIAL INFORMATION:

Consolidated Balance Sheet	4

Consolidated Statement of Operations (FFO format)	5

Reconciliation of FFO to Net Income	6

Consolidated Statement of Operations (GAAP basis)	7

Basic and Diluted Per Share Calculation (EPS and FFO)	8

Summary of Outstanding Debt	9-10

Summary of Preferred Stock and Units	11

Acquisitions, Dispositions and Sales	12-15

Development Summary	16-17

Unconsolidated Joint Ventures – Summary	18

Unconsolidated Joint Ventures - Balance Sheet	19

Unconsolidated Joint Ventures – Outstanding Debt	20

Unconsolidated Joint Ventures – Statement of Operations	21-22

REAL ESTATE INFORMATION:

Average Base Rent by State	23-24

Retail Shopping Center Portfolio	25-32

Significant Tenant Rents	33-34

10 Year Lease Expiration Table	35-36

FORWARD-LOOKING INFORMATION:

Earnings and Valuation Guidance	37

Earnings Valuation Guidance Addendum	38

FFO per Share Guidance Reconciliation	39

QUARTER HIGHLIGHTS

Operating Results

(Wholly-Owned and pro-rata share of JV properties)

For the first quarter of 2005, same property NOI growth was 5.0%. Operating properties were 95.3% leased. Rent growth was 9.8% for the quarter.

Operating Results

(Unconsolidated joint ventures at 100%)

For the first quarter of 2005, same property NOI growth was 5.4%. Operating properties were 95.6% leased. Rent growth was 9.7% for the quarter.

During the quarter 948,160 square feet of GLA was renewed or newly leased through 296 leasing transactions.

Financial Results

Funds From Operations were $57.3 million, or $0.89 per diluted share. Net income for the quarter was $34.7 million, or $0.55 per diluted share.

Development Activity

At quarter end, Regency had 32 properties in process for an estimated net development cost of $552 million and an expected return of 10.3%.

For more information, please see page 16.

Disposition Activity

During the first quarter, Regency sold:

•	Three completed development properties at a gross sales price of $57.3 million and an average cap rate of 6.8%.

•	Two operating properties at a gross sales price of $26.9 million and a cap rate of 8.7%.

For more information on these dispositions, please see page 14-15.

SUMMARY FINANCIAL INFORMATION

For the Periods Ended March 31, 2005 and 2004

Financial Results

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Net Income for common stockholders	$34,685,762	$21,420,202	$34,685,762	$21,420,202
Basic EPS	$0.55	$0.36	$0.55	$0.36
Diluted EPS	$0.55	$0.35	$0.55	$0.35
Diluted EPS per share growth rate	57.1%		57.1%

Funds from Operations for common stockholders	$57,276,828	$41,874,287	$57,276,828	$41,874,287
FFO per share - Basic	$0.90	$0.69	$0.90	$0.69
FFO per share - Diluted	$0.89	$0.68	$0.89	$0.68
Diluted FFO per share growth rate	30.9%		30.9%

Dividends paid per share and unit	$0.550	$0.530	$0.550	$0.530
Payout ratio of Diluted FFO per share	61.8%	77.9%	61.8%	77.9%

Interest Coverage Ratios
Interest only	3.5	2.8	3.5	2.8
Capitalized interest	$2,720,904	$3,323,482	$2,720,904	$3,323,482
Fixed Charge (debt svc + preferred dividends)	2.7	2.2	2.7	2.2

Capital Information

	Current	YTD Change		12/31/04	12/31/03
Closing common stock price per share	$47.63		$(7.77)	$55.40	$39.85
Shareholder Return (assumes no reinvestment of dividends)	-13.0%

Common shares and Equivalents Outstanding	64,509,115		211,772	64,297,343	61,226,582

Market equity value of Common and Convertible shares	$3,072,569	-$	489,504	$3,562,073	$2,439,879
Non-Convertible Preferred Units and shares	$304,000		$0	$304,000	$304,000
Outstanding debt (000’s)	$1,466,039	-$	27,051	$1,493,090	$1,452,777

Total market capitalization (000’s)	$4,842,608	-$	516,554	$5,359,162	$4,196,656
Debt to Total Market Capitalization	30.3%		2.4%	27.9%	34.6%

Total real estate at cost before depreciation (000’s)	$3,346,460		$13,790	$3,332,670	$3,166,346
Total assets at cost before depreciation (000’s)	$3,548,384	-$	34,049	$3,582,433	$3,383,894
Debt to Total Assets before Depreciation	41.3%		-0.4%	41.7%	42.9%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	63,087,592		278,613	62,808,979	59,907,957
Exchangeable O.P Units held by minority interests	1,421,523		(66,841)	1,488,364	1,318,625
Convertible Securities	0		0	0	0

Total Common Shares & Equivalents	64,509,115		211,772	64,297,343	61,226,582

SUMMARY REAL ESTATE INFORMATION

Including Regency Wholly-Owned and Pro-Rata Share of Properties Owned in Joint Ventures

	03/31/05	12/31/04
Gross Leasable Area (GLA)	26,608,024	26,882,192
GLA including anchor owned stores	29,328,121	29,474,657
GLA under Development	3,243,443	3,657,859

% leased - Operating and development properties	92.3%	91.6%
% leased - Operating properties only	95.3%	95.7%

Rental rate growth	9.8%	10.8%
Same property NOI growth	5.00%	2.50%

Total Real Estate Portfolio including 100% of All Properties Owned in Joint Ventures

	03/31/05	12/31/04
Gross Leasable Area	33,634,563	33,815,970
GLA including anchor owned stores	36,743,580	36,165,628
GLA under Development	3,404,305	3,818,656

Number of retail shopping centers	288	291
Number of centers under development	29	34
Number of grocery-anchored shopping centers	244	245

% leased - Operating and development properties	93.0%	92.7%
% leased - Operating properties only	95.6%	96.1%

Rental rate growth	9.7%	10.1%
Same property NOI growth	5.4%	2.75%

CONSOLIDATED BALANCE SHEETS

For the Periods Ended March 31, 2005 and December 31, 2004 and 2003

	2005	2004	2003
Assets
Real Estate Investments at cost:
Operating properties	$2,770,759,243	2,721,861,948	2,652,175,682
Properties in development	379,313,435	426,215,584	369,474,460

	3,150,072,678	3,148,077,532	3,021,650,142
Operating properties held for sale	15,909,486	4,915,797	4,200,008
Less: accumulated depreciation	352,818,374	338,609,332	285,664,875

	2,813,163,790	2,814,383,997	2,740,185,275
Investments in real estate partnerships	180,478,045	179,676,785	140,496,074

Net real estate investments	2,993,641,835	2,994,060,782	2,880,681,349

Cash and cash equivalents	53,590,696	95,319,520	29,868,622
Notes receivable	23,252,573	25,646,378	70,781,914
Tenant receivables, net of allowance for uncollectible accounts	50,051,068	60,911,287	57,041,388
Deferred costs, less accumulated amortization	40,501,661	41,002,475	35,803,525
Acquired lease intangible assets, net	13,279,984	14,172,159	10,205,493
Other assets	21,248,125	12,711,027	13,846,422

	$3,195,565,942	3,243,823,628	3,098,228,713

Liabilities and Stockholders’ Equity
Notes payable	$1,291,038,933	1,293,089,505	1,257,776,805
Unsecured line of credit	175,000,000	200,000,000	195,000,000

Total Notes Payable	1,466,038,933	1,493,089,505	1,452,776,805

Tenants’ security and escrow deposits	9,959,193	10,048,790	9,358,023
Acquired lease intangible liabilities, net	4,922,611	5,161,102	6,115,066
Accounts payable and other liabilities	79,919,285	102,443,550	94,279,961

Total liabilities	1,560,840,022	1,610,742,947	1,562,529,855

Preferred units	101,761,596	101,761,596	223,525,891
Exchangeable operating partnership units	29,324,588	30,775,253	26,544,594
Limited partners’ interest in consolidated partnerships	1,931,951	1,827,202	4,650,626

Total minority interests	133,018,135	134,364,051	254,721,111

Stockholders’ Equity
Preferred stock	200,000,000	200,000,000	75,000,000
Common stock, $.01 par	683,904	679,704	649,561
Additional paid in capital, net of Treasury stock	1,385,710,339	1,382,897,695	1,282,947,196
Accumulated other comprehensive (loss) income	(5,147,996)	(5,290,997)	174,747
Distributions in excess of net income	(79,538,462)	(79,569,772)	(77,793,757)

Total Stockholders’ Equity	1,501,707,785	1,498,716,630	1,280,977,747

	$3,195,565,942	3,243,823,628	3,098,228,713

Ratios	2005	2004	2003
Debt to Real Estate Assets, at cost before depreciation	43.8%	44.8%	44.8%
Debt to Total Assets, at cost before depreciation	41.3%	41.7%	41.7%
Debt + Preferred Stock and Units to Total Assets, at cost before depreciation	49.8%	50.1%	50.1%
Unsecured Assets to Total Real Estate Assets (REG 100% owned only)	78.3%	78.6%	80.8%
Unsecured NOI to Total NOI (REG 100% owned only)	78.6%	80.7%	82.0%

CONSOLIDATED STATEMENTS OF OPERATIONS

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

For the Periods Ended March 31, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Real Estate Revenues:
Minimum rent	$74,460,716	$71,184,237	$74,460,716	$71,184,237
Percentage rent	555,069	458,749	555,069	458,749
Recoveries from tenants	19,891,386	19,003,134	19,891,386	19,003,134
Other tenant income	2,168,510	1,584,605	2,168,510	1,584,605

	97,075,681	92,230,725	97,075,681	92,230,725

Real Estate Operating Expenses:
Operating and maintenance	13,807,827	13,513,951	13,807,827	13,513,951
Real estate taxes	10,644,845	10,827,931	10,644,845	10,827,931

	24,452,672	24,341,882	24,452,672	24,341,882

Net Operating Income	72,623,009	67,888,843	72,623,009	67,888,843

Development Gains and Mgmt Fees:
Development gains	13,124,330	400,343	13,124,330	400,343
Fees and commissions	3,318,255	1,610,184	3,318,255	1,610,184
Gains on sales of outparcels	2,111,464	3,353,158	2,111,464	3,353,158
Provision for income tax (expense)	(2,616,797)	(251,449)	(2,616,797)	(251,449)

	15,937,252	5,112,236	15,937,252	5,112,236

Other Operating Expense (Income):
General and administrative excluding franchise taxes	8,652,176	5,883,094	8,652,176	5,883,094
Franchise taxes	135,313	35,475	135,313	35,475
Depreciation and amortization (including FF&E)	21,199,659	20,344,043	21,199,659	20,344,043
Net interest expense	21,135,279	21,161,770	21,135,279	21,161,770
(Gain) on sale of operating properties	(1,535,526)	(1,151,709)	(1,535,526)	(1,151,709)
Provision for loss on operating properties	0	0	0	0

	49,586,901	46,272,673	49,586,901	46,272,673

Minority interests (income)
Equity in income of unconsolidated partnerships	(2,426,070)	(1,633,632)	(2,426,070)	(1,633,632)
Preferred unit distributions	2,112,500	5,081,250	2,112,500	5,081,250
Exchangeable operating partnership units	862,641	385,157	862,641	385,157
Limited partners’ interest in consolidated partnerships	75,987	78,539	75,987	78,539

Net income	38,348,302	22,817,092	38,348,302	22,817,092

Preferred stock dividends	3,662,540	1,396,890	3,662,540	1,396,890

Net income for common stockholders	$34,685,762	$21,420,202	$34,685,762	$21,420,202

FUNDS FROM OPERATIONS AND OTHER INFORMATION

For the Periods Ended March 31, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Funds From Operations Reconciliation:

Net income for common stockholders	$34,685,762	$21,420,202	$34,685,762	$21,420,202
Add (Less):
Depreciation expense - consolidated properties	$17,945,952	$17,562,540	$17,945,952	$17,562,540
Depreciation expense - unconsolidated joint ventures	$2,561,522	$1,364,017	$2,561,522	$1,364,017
Less: consolidated JV partner’s share of depreciation	$(48,261)	$(50,309)	$(48,261)	$(50,309)
Amortization of leasing commissions and intangibles	$2,804,738	$2,344,389	$2,804,738	$2,344,389
(Gain) on sale of operating properties	$(1,535,526)	$(1,151,709)	$(1,535,526)	$(1,151,709)
Minority interest of exchangeable partnership units	$862,641	$385,157	$862,641	$385,157

Funds from Operations (a)	$57,276,828	$41,874,287	$57,276,828	$41,874,287

FFO Per Share Reconciliation (Diluted):

Net income for common stockholders	$0.54	$0.35	$0.54	$0.35
Add (Less):
Depreciation expense - consolidated properties	$0.28	$0.28	$0.28	$0.28
Depreciation expense - unconsolidated joint ventures	$0.04	$0.02	$0.04	$0.02
Less: consolidated JV partner’s share of depreciation	$(0.00)	$(0.00)	$(0.00)	$(0.00)
Amortization of leasing commissions and intangibles	$0.04	$0.04	$0.04	$0.04
(Gain) on sale of operating properties	$(0.02)	$(0.02)	$(0.02)	$(0.02)
Minority interest of exchangeable partnership units	$0.01	$0.00	$0.01	$0.00

Funds from Operations (a)	$0.89	$0.68	$0.89	$0.68

Additional Disclosures:

Straight-line rental income	$833,847	$1,135,244	$833,847	$1,135,244
Market rent amortization income from acquired leases	$238,491	$238,491	$238,491	$238,491
Provision for loss on sale of operating properties	$0	$0	$0	$0
Preferred stock and unit issuance costs	$0	$0	$0	$0
Debt premium amortization income	$259,269	$432,322	$259,269	$432,322
Stock based compensation expense	$2,171,606	$1,774,154	$2,171,606	$1,774,154

Capital Expenditures (non-revenue enhancing only)

Leasing commissions - Non-revenue enhancing	$1,678,108	$2,039,822	$1,678,108	$2,039,822
Tenant improvements - Non-revenue enhancing	$1,056,716	$661,909	$1,056,716	$661,909
Building improvements - Non-revenue enhancing	$1,492,167	$732,635	$1,492,167	$732,635

(a)	Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency’s taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends. In 2003, the definition of FFO was further clarified to include the original issuance costs required to be expensed associated with redeeming preferred stock or units, and writedowns in the basis of real estate whose value is considered to be permanently impaired.

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

For the Periods Ended March 31, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Revenues:
Minimum rent	$73,681,858	$68,185,191	$73,681,858	$68,185,191
Percentage rent	551,539	452,485	551,539	452,485
Recoveries from tenants	21,745,625	19,460,859	21,745,625	19,460,859
Management fees and commissions	3,318,255	1,610,184	3,318,255	1,610,184
Equity in income of investments in real estate partnerships	2,390,586	2,744,594	2,390,586	2,744,594

Total revenues	101,687,863	92,453,313	101,687,863	92,453,313

Operating Expenses:
Depreciation and amortization	21,003,692	19,560,470	21,003,692	19,560,470
Operating and maintenance	13,591,702	12,778,192	13,591,702	12,778,192
General and administrative	8,652,176	5,883,094	8,652,176	5,883,094
Real estate taxes	10,488,036	10,100,386	10,488,036	10,100,386
Other operating expense	1,427,902	487,692	1,427,902	487,692

Total operating expenses	55,163,508	48,809,834	55,163,508	48,809,834

Other Expense (Income):
Interest expense, net of interest income	21,075,952	21,051,376	21,075,952	21,051,376
Gain from sale of properties	(6,541,724)	(3,983,061)	(6,541,724)	(3,983,061)
Provision for loss on operating properties	0	0	0	0

Total other expense (income)	14,534,228	17,068,315	14,534,228	17,068,315

Income before minority interests	31,990,127	26,575,164	31,990,127	26,575,164

Minority interest of preferred units	(2,112,500)	(5,081,250)	(2,112,500)	(5,081,250)
Minority interest of exchangeable operating partnership units	(655,636)	(355,495)	(655,636)	(355,495)
Minority interest of limited partners	(75,987)	(78,539)	(75,987)	(78,539)

Income from continuing operations	29,146,004	21,059,880	29,146,004	21,059,880

Discontinued Operations:
Operating Income from discontinued operations	406,092	1,745,455	406,092	1,745,455
Gain from sale of properties	8,796,206	11,757	8,796,206	11,757

Income from discontinued operations	9,202,298	1,757,212	9,202,298	1,757,212

Net Income	38,348,302	22,817,092	38,348,302	22,817,092

Preferred stock dividends	(3,662,540)	(1,396,890)	(3,662,540)	(1,396,890)

Net income for common stockholders	$34,685,762	$21,420,202	$34,685,762	$21,420,202

CALCULATION OF EARNINGS AND FFO PER SHARE

For the Periods Ended March 31, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Earnings Per Share

Net Income for Basic EPS	$34,685,762	$21,420,202	$34,685,762	$21,420,202
Increases to Diluted EPS as a result of Dilutive CSE's
Minority interest of exchangeable OP units if dilutive	—	385,157	—	385,157

Net Income for Diluted EPS	$34,685,762	$21,805,359	$34,685,762	$21,805,359

Net Income from discontinued operations for Basic EPS	9,202,298	1,757,212	9,202,298	1,757,212
Minority interest of exchangeable OP units if dilutive	—	29,662	—	29,662

Net Income from discontinued operations for Diluted EPS	$9,202,298	$1,786,874	$9,202,298	$1,786,874

Earnings Per Share:
Basic NI for CS before Disc. Ops.	$0.40	$0.33	$0.40	$0.33
Diluted NI for CS before Disc. Ops.	$0.40	$0.32	$0.40	$0.32
Basic Discontinued Operations	$0.15	$0.03	$0.15	$0.03
Diluted Discontinued Operations	$0.15	$0.03	$0.15	$0.03
Basic NI for common stockholders	$0.55	$0.36	$0.55	$0.36
Diluted NI for common stockholders	$0.55	$0.35	$0.55	$0.35

Funds From Operations Per Share
Funds from Operations for Basic FFO per share	$56,414,187	$41,489,130	$56,414,187	$41,489,130

Increases to Diluted FFO as a result of Dilutive CSE's
Minority interest of exchangeable operating partnership units	862,641	385,157	862,641	385,157

Funds from Operations for Diluted FFO per share	$57,276,828	$41,874,287	$57,276,828	$41,874,287

FFO Per Share:
Basic	$0.90	$0.69	$0.90	$0.69
Diluted	$0.89	$0.68	$0.89	$0.68

Weighted Average Shares Outstanding
Weighted Average Shares for Basic Net Income and FFO Per Share	62,941,126	60,141,802	62,941,126	60,141,802

Dilutive Common Stock Equivalents for EPS:
O.P. Unit after conversion to common, if dilutive	0	1,151,427	0	1,151,427
Compensation based stock options (Treasury Method)	161,731	347,402	161,731	347,402

Weighted Average Shares for Diluted EPS	63,102,858	61,640,631	63,102,858	61,640,631

Dilutive Common Stock Equivalents for FFO:
O.P. Unit after conversion to common, if anti-dilutive for EPS	1,429,687	0	1,429,687	0

Weighted Average Shares for Diluted Funds from Operations Per Share	64,532,545	61,640,631	64,532,545	61,640,631

SUMMARY OF OUTSTANDING DEBT

Total Debt Outstanding	03/31/05	12/31/04
Mortgage loans payable:
Fixed rate secured loans	$273,821,274	275,726,285
Variable rate secured loans	68,227,237	68,417,533
Unsecured debt offering fixed rate	948,990,422	948,945,687
Unsecured line of credit variable rate	175,000,000	200,000,000

Total	$1,466,038,933	1,493,089,505

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
2005	$4,041,951	—	175,427,781	179,469,732
2006	3,775,283	—	20,949,776	24,725,059
2007	3,542,464	175,000,000	62,075,604	240,618,068
2008	3,387,993	—	19,534,901	22,922,894
2009	3,457,972	—	53,046,851	56,504,823
2010	3,919,361	—	177,091,584	181,010,945
2011	3,955,842	—	251,012,216	254,968,058
2012	4,104,638	—	255,443,786	259,548,424
2013	3,384,796	—	16,534,216	19,919,012
2014	1,469,664	—	203,936,585	205,406,249
>10 years	356,400	—	17,315,495	17,671,894
Net unamortized debt premiums	—	—	3,273,774	3,273,774

	$35,396,364	175,000,000	1,255,642,569	1,466,038,933

	03/31/05	12/31/04
Percentage of Total Debt:
Fixed	83.41%	82.02%
Variable	16.59%	17.98%

Current Interest Rates*:
Fixed	7.03%	6.96%
Variable	3.30%	2.92%
Effective Interest Rate	6.41%	6.24%

* interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization

Average Maturity Date:
Fixed	January 16, 2011	January 15, 2011
Variable	February 1, 2007	March 2, 2007

SUMMARY OF OUTSTANDING DEBT

Consolidated debt by maturity date

Lender	Secured Property	Rate	Maturity	03/31/05	12/31/04
Fixed Rate Loans:
Ellen Kelly Woolaver	Hillsboro Pike	7.100%	01/15/05	—	201,600
Nationwide Life Insurance Co.	Friar’s Mission	9.500%	06/10/05	14,634,455	14,741,210
Debt Offering	Unsecured	7.125%	07/15/05	99,991,360	99,982,717
Woodmen of the World Life Ins. Society	Market at Round Rock	8.625%	09/01/05	6,458,287	6,507,155
Teachers Ins & Annuity of America	Westchester Plaza	8.010%	09/05/05	5,011,002	5,051,665
Teachers Ins & Annuity of America	East Pointe Crossing	8.010%	09/05/05	4,281,467	4,315,724
Allstate Insurance Company of America	Memorial Bend	7.920%	10/01/05	6,421,039	6,517,127
DLJ Commercial Mortgage	Northlake Village	8.780%	11/01/05	6,341,134	6,378,306
Principal Mutual Life Insurance Co.	Briarcliff Village	7.040%	02/01/06	12,006,126	12,068,627
Teachers Ins & Annuity of America	Statler Square	8.110%	05/01/06	4,809,400	4,842,186
Teachers Ins & Annuity of America	Northgate Plaza/Maxtown	7.050%	08/01/06	4,674,460	4,711,972
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	4,648,355	4,677,599
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	10,432,446	10,498,257
Principal Mutual Life Insurance Co.	Lakeshore	7.240%	12/10/07	3,262,361	3,285,361
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,434,065	3,458,275
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,236,949	5,273,869
Northwestern Mutual Life Insurancea Co.	Sterling Ridge	6.640%	07/01/08	10,530,074	10,569,002
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	10,061,214	10,104,975
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,841,662	3,883,469
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,286,662	10,315,025
Debt Offering	Unsecured	8.450%	09/01/10	149,852,965	149,846,176
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,872,112	5,899,708
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,669,141	2,681,685
Debt Offering	Unsecured	7.950%	01/15/11	219,825,134	219,817,820
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,313,615	12,351,636
Debt Offering	Unsecured	7.250%	12/12/11	19,915,638	19,912,512
Debt Offering	Unsecured	6.750%	01/15/12	249,746,875	249,737,500
Prudential Mortgage Capital Co.	Tall Oaks Village Center	7.600%	05/01/12	6,246,594	6,260,623
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	22,470,464	22,615,293
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	6,878,932	6,981,845
Debt Offering	Unsecured	4.950%	04/15/14	149,658,450	149,648,962
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,826,504	9,894,103
Wachovia Bank	Gilroy Crossing	5.010%	10/11/14	49,000,000	49,000,000
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,970,688	9,000,000
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,623,434	2,667,891
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	1,085,875	1,085,875
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,738,143	4,806,140
Jefferson Pilot	Peartree Village	8.400%	06/01/17	11,480,840	11,547,039
Net unamortized premiums on assumed debt of acquired properties				3,273,774	3,533,043

Total Fixed Rate Debt				1,222,811,696	1,224,671,972

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.35%	05/01/05	7,289,037	7,479,333
Wells Fargo Bank	$25 Million (Various properties)	LIBOR + 1.25%	07/17/05	25,000,000	25,000,000
Wells Fargo Bank	$500 Million Line of Credit	LIBOR + 0.75%	03/25/07	175,000,000	200,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	14,869,966
Commerz Bank	The Shops	LIBOR + 1.30%	10/27/07	4,713,791	4,713,791
Commerz Bank	The Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	7,916,243
AmSouth	Trace Crossing	LIBOR + 1.50%	11/05/07	8,438,200	8,438,200

Total Variable Rate Debt				243,227,237	268,417,533

Total				$1,466,038,933	1,493,089,505

SUMMARY OF PREFERRED STOCK AND UNITS

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date	Par Value	Current Balance	Issuance Costs
				(a)
Preferred Units:

Series D	7.4500%	29-Sep-1999	29-Sep-2009	1-Jan-2014	$50,000,000	$49,157,977	$842,023
Series E	8.7500%	25-May-2000	25-May-2005	25-May-2010	$30,000,000	$29,237,820	$762,180
Series F	8.7500%	8-Sep-2000	8-Sep-2005	8-Sep-2010	$24,000,000	$23,365,799	$634,201

					$104,000,000	$101,761,596	$2,238,404

Preferred Stock:

Series 3	7.4500%	3-Apr-2003	3-Apr-2008	N/A	$75,000,000	$75,000,000	$2,705,034
Series 4	7.2500%	31-Aug-2004	31-Aug-2009	N/A	$125,000,000	$125,000,000	$4,288,376

					$200,000,000	$200,000,000	$6,993,410

(a)	Preferred units are exchangeable only into preferred stock.

2005 SHOPPING CENTER ACQUISITIONS

Regency’s 100% Owned Only

Date	Property	City/State	Total GLA	Company Owned GLA	Regency Cost	Yield	Anchor Tenant
	None		0	0	$0	0.00%

			0	0	$0	0.00%

JOINT VENTURE 2005 SHOPPING CENTER ACQUISITIONS

Date	Property Name	Acquired from	City/State	Total GLA	Venture Owned GLA	Cost	Yield	Anchor Tenant
Macquarie (REG has a 25% interest)
Feb-05	Heritage Plaza (a)		Chicago, IL	128,870	128,870	$25,533,000	7.11%	Jewel, Ace Hardware
Mar-05	Bear Creek Village		Wildomar, CA	75,220	75,220	$22,072,800	7.25%	Stater Bros.

Oregon (REG has a 20% interest)
	None

CalSTRS (REG has a 25% interest)
	None

				204,090	204,090	$47,605,800	7.17%

(a)	cost at completion of phase II development

2005 SHOPPING CENTER SALES

Non-Development

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales of Properties 100% owned by Regency

Feb-05	Mainstreet	Orlando, FL	107,134	$7,300,000	$7,300,000	9.71%	Winn-Dixie

			107,134	$7,300,000	$7,300,000	9.71%

Sales of Properties owned in Joint Ventures

Feb-05	Fox Lake Crossing (Oregon)	Fox Lake, IL	99,207	$19,650,000	$3,930,000	8.58%	Dominick’s

			99,207	$19,650,000	$3,930,000	6.68%

	Total Dispositions		206,341	$26,950,000	$11,230,000	8.65%

	Oregon - Regency owns 20%

2005 DEVELOPMENT SALES

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Joint Venture
Mar-05	Bear Creek Village (Macquarie)	Wildomar, CA	75,220	$22,072,800	$16,554,600	7.25%	Stater Bros.

Sales to Third Parties
Jan-05	Spokane Valley Development	Spokane, WA	37,887	$6,808,600	$6,808,600	8.41%	Walmart (NAP)
Mar-05	Victoria Gateway	Rancho Cucamonga, CA	94,998	$28,400,000	$28,400,000	6.18%	REI, Circuit City

	Third Party Sales		37,887	$35,208,600	$35,208,600	6.61%
	Joint Venture Sales		75,220	$22,072,800	$16,554,600	7.25%

			113,107	$57,281,400	$51,763,200	6.81%

	Macquarie - Regency owns 25%
	CalSTRS - Regency owns 25%

IN-PROCESS DEVELOPMENTS

March 31, 2005

Project Name	State	MSA	Anchor Tenant	Anchor Opens	Est. Net Development Costs	Est. Gross Costs	Est. Gross Costs to Complete (1)	Est.NOI Yield on Net Dev. Costs (2)	Company GLA	Company- owned % Leased	Gross GLA	% Leased
4S Commons Town Center	CA	San Diego	Ralph’s	5/1/06	56,649,969	57,324,969	55,503,100	10.89%	265,789	73%	265,789	73%
4S Fitness Center	CA	San Diego	LA Fitness	5/1/06	8,032,414	8,032,414	5,467,304	10.63%	38,000	100%	38,000	100%
Alameda Bridgeside Shop Center	CA	Oakland	Nob Hill	02/01/06	25,282,230	27,706,479	18,078,322	9.83%	104,632	71%	105,132	71%
Clayton Valley Shopping Center	CA	Oakland	Nob Hill	04/01/07	56,959,901	56,959,901	28,259,400	8.78%	264,562	58%	264,562	58%
Clovis	CA	Fresno	Target, Petsmart	11/01/05	35,314,920	44,417,367	29,455,326	9.35%	182,992	0%	328,645	44%
Falcon Ridge	CA	Riverside-San Bernardino	Stater Bros., Target	04/01/05	30,405,263	46,819,731	12,879,935	12.36%	232,610	94%	369,799	96%
French Valley	CA	Riverside-San Bernardino	Stater Bros.	02/01/06	22,650,155	24,198,383	17,355,784	10.20%	113,281	62%	113,281	62%
The Shops of Santa Barbara (Phase II)	CA	None	Whole Foods	10/01/07	34,423,765	34,466,957	16,659,751	8.88%	69,457	58%	69,457	58%
Vista Village Phase II	CA	San Diego	Sprouts	01/01/04	14,390,610	15,186,693	4,604,445	9.07%	55,000	100%	86,388	100%
New Windsor	CO	Greeley	King Soopers	11/01/03	4,410,397	11,264,523	94,057	13.66%	95,877	89%	95,877	89%
Johns Creek Center	FL	Jacksonville	Publix	12/04/04	14,630,910	17,316,444	2,279,172	11.68%	105,351	76%	105,351	76%
Greenwood Springs (I-65 County Line Road)	IN	Indianapolis	Gander Mountain Company	10/01/05	11,090,986	20,705,037	11,648,806	10.32%	90,547	69%	90,547	69%
Independence Square	MI	Detroit	Kroger	06/01/04	10,314,356	14,002,890	133,487	10.02%	89,083	92%	89,083	92%
Amherst	NH	Boston	Petsmart	02/01/06	7,247,019	7,247,019	7,036,621	9.66%	47,720	31%	47,720	31%
Merrimack	NH	None	Shaws	06/01/06	12,633,026	12,633,026	5,888,972	9.96%	92,768	59%	92,768	59%
Anthem Highland	NV	Las Vegas	Albertson’s	11/01/06	21,509,999	23,993,137	15,372,786	8.76%	118,488	59%	124,488	61%
Regency Commons	OH	Cincinnati	N/A	N/A	6,850,759	6,889,463	1,399,478	10.86%	30,770	32%	30,770	32%
Pelham Commons	SC	Greenville	Publix	06/25/03	9,100,682	9,971,059	270,783	9.99%	76,541	78%	76,541	78%
Harding Place	TN	Nashville	Walmart	NA	13,458,234	13,458,234	3,288,773	11.21%	202,300	91%	202,300	91%
Atascocita Center w/ Texaco	TX	Houston	Kroger	11/01/03	11,188,072	16,195,520	7,483,471	10.92%	94,180	79%	94,180	79%
Kleinwood Center	TX	Houston	HEB	10/01/03	22,882,954	26,961,403	900,053	10.70%	152,886	85%	152,886	85%
Main Street Center	TX	Dallas	Albertson’s	09/01/03	6,228,707	10,937,941	352,553	11.89%	42,832	70%	105,154	88%
Rockwall	TX	Dallas	Kroger	03/01/06	8,329,627	12,515,739	6,448,996	10.63%	45,876	0%	119,646	62%
Signature Plaza	TX	Dallas	Kroger	06/01/05	2,726,209	8,005,620	580,500	21.20%	28,874	83%	102,644	95%
Spring West	TX	Houston	HEB	11/01/06	17,251,290	21,637,875	9,044,828	10.18%	144,060	79%	144,060	79%
Fortuna	VA	Washington DC	Shoppers FW, Target	07/01/05	15,016,187	23,659,183	8,533,032	10.71%	108,234	75%	231,969	88%
Hollymead	VA	Charlottesville	Harris Teeter, Target	09/01/05	29,380,238	41,113,698	17,265,390	10.19%	163,225	55%	305,725	76%
Orchards - Former Albertson’s	WA	Portland	Jo-Ann Fabric	05/01/05	5,568,538	5,568,538	1,452,902	10.19%	51,957	100%	51,957	100%

Total Consolidated					513,927,417	619,189,243	287,738,027	10.22%	3,107,892	69%	3,904,719	75%

Valleydale Village Shopping Center	AL	Birmingham	Publix	06/25/03	12,745,902	14,960,062	821,635	9.34%	118,466	68%	118,466	68%
Plantation Plaza PH II	FL	Jacksonville	N/A	NA	3,771,509	3,771,509	1,858,136	9.30%	17,000	0%	17,000	0%
Deer Grove Phase II	Il	Chicago	Staples	08/01/05	3,883,592	4,124,592	1,498,153	9.17%	25,188	81%	25,188	81%
Indian Springs Center	TX	Houston	HEB	03/19/04	17,787,264	23,393,502	589,661	13.21%	135,757	92%	135,757	92%

Total Unconsolidated					38,188,267	46,249,665	4,767,585	11.12%	296,411	76%	296,411	76%

Total					552,115,684	665,438,908	292,505,612	10.28%	3,404,303	70%	4,201,130	75%

Notes:

(1)	Construction in progress (CIP) balance and costs to date on in process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.4%.

IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE

March 31, 2005

In-Process Developments Projected Funding (1)
($ Thousands)

	Q2 2005E	Q3 2005E	Q4 2005E	2006+E
Properties in development	$60,000 -$75,000	$55,000 -$70,000	$45,000 -$60,000	$70,000 -$85,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.

Estimated Property Stabilization
($ Thousands)

	Q1 2005A	Q2 2005E	Q3 2005E	Q4 2005E	2006+E
Properties in development (2)

Gross Dev. Costs:	$83,381	$125,000 -$135,000	$45,000 - $55,000	$65,000 - $75,000	$420,000 - $440,000

Net Dev. Costs:	$74,531	$85,000 - $90,000	$35,000 - $45,000	$50,000 - $60,000	$370,000 - $390,000

(2)	40%- 80% of properties in development are expected to be sold within 6 months of stabilization at a 10-20% profit margin and between 7-12% after out parcel allocation and income taxes.

INVESTMENTS IN REAL ESTATE PARTNERSHIPS

March 31, 2005

							Regency
Joint Venture Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 03/31/05	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	16	2,377,296	$361,875,328	$143,752,248	Various	20%	$28,750,450	$42,257,855	$610,343
(JV-CCV)	Cameron Village	1	635,918	121,369,213	47,300,000	Wachovia	30%	14,190,000	21,348,023	(24,677)

		17	3,013,214	483,244,541	191,052,248

Macquarie CountryWide
(JV-M, JV-MD)	Various	53	5,380,499	780,703,205	413,465,091	Various	25%	103,366,273	76,077,886	1,168,467

CalSTRS
(JV-RC)	Various	4	508,723	126,642,997	60,853,729	Various	25%	15,213,432	13,256,217	210,567

Publix
(JV-O)	Valleydale Village	1	118,466	12,185,553	—	—	50%	—	6,090,916	62,925
(JV-O)	Regency Village	1	83,170	19,523,788	—	—	50%	—	10,006,456	85,304
(JV-O)	Queensborough	1	82,333	6,850,712	—	—	50%	—	3,428,885	79,494

		3	283,969	38,560,053	—

H.E.B.
(JV-O)	Indian Springs Center	1	135,757	26,665,580	16,312,170	Wells Fargo	50%	8,156,085	5,597,668	138,076

Individual Investors
(JV-O)	Shops of San Marco	1	91,537	17,042,064	10,974,955	Wachovia	50%	5,487,478	2,414,138	60,087

		79	9,413,699	$1,472,858,440	$692,658,193			$175,163,717	$180,478,045	$2,390,586

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Balance Sheets

March 31, 2005 and December 31, 2004

( in thousands)

	2005	2004
Assets
Real estate, at cost
Land	$599,721	595,410
Buildings and improvements	782,050	749,741

	1,381,771	1,345,151
Less: accumulated depreciation	44,995	37,426

	1,336,776	1,307,725
Properties in development	15,811	13,146

Net real estate investments	1,352,587	1,320,871

Cash and cash equivalents	17,362	12,627
Tenant receivables, net of allowance for uncollectible accounts	20,055	21,585
Deferred costs, less accumulated amortization	5,779	5,251
Acquired lease intangible assets, net	76,966	79,240
Other assets	110	43

	$1,472,859	1,439,617

Liabilities and Equity
Liabilities:
Notes payable	$692,658	665,517
Accounts payable and other liabilities	24,873	21,230
Tenants’ security and escrow deposits	3,743	3,241

Total liabilities	721,274	689,988

Equity:
Equity - Regency Centers	196,394	194,971
Equity - Third parties	555,191	554,658

Total equity	751,585	749,629

	$1,472,859	1,439,617

SUMMARY OF OUTSTANDING JOINT VENTURE DEBT

	03/31/05	12/31/04
Unconsolidated JVs

Total Debt Outstanding
Mortgage loans payable:
Fixed rate secured loans	$589,392,128	568,140,110
Variable rate secured loans	16,312,170	15,773,307
Secured line of credit variable rate	86,953,896	81,603,896

Total	$692,658,194	665,517,313

	03/31/05	12/31/04
Percentage of Total Debt:
Fixed	85.09%	85.37%
Variable	14.91%	14.63%

Current Average Interest Rate:
Fixed	5.11%	5.28%
Variable	3.74%	3.29%
Effective Interest Rate	4.90%	4.99%

Average Maturity Date:
Fixed	February 26, 2011	March 7, 2011
Variable	October 3, 2006	July 23, 2005

Total Debt Outstanding—Regency’s Pro-Rata Share
Mortgage Loans Payable:

Fixed rate secured loans	145,536,658	139,823,532
Variable rate secured loans	8,156,085	7,886,654
Secured line of credit variable rate	21,470,974	20,400,974

Total	175,163,717	168,111,160

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations

For the three months ended March 31, 2005 and 2004

( in thousands)

	2005	2004
Revenues:
Property revenues	$40,636	22,463

Operating expenses:
Operating and maintenance	6,517	3,423
Real estate taxes	4,306	2,500

Total operating expenses	10,823	5,923

Net operating income	29,813	16,540

Other expense (income):
General and administrative	1,421	725
Depreciation and amortization expense	10,659	5,705
Interest expense, net	8,845	3,656
(Gain) on sale of real estate	(326)	(8,211)

Total other expense (income)	20,599	1,875

Net income	$9,214	14,665

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations - Regency’s Pro-Rata Share

For the three months ended March 31, 2005 and 2004

( in thousands)

	2005	2004
Revenues:
Property revenues	$10,226	5,477

Operating expenses:
Operating and maintenance	1,638	822
Real estate taxes	1,051	600

Total operating expenses	2,689	1,422

Net operating income	7,537	4,055

Other expense (income):
General and administrative	331	162
Depreciation and amortization expense	2,714	1,398
Interest expense, net	2,213	904
(Gain) on sale of real estate	(112)	(1,154)

Total other expense (income)	5,146	1,310

Net income	$2,391	2,745

AVERAGE BASE RENT BY STATE

Including only wholly-owned and Regency’s Pro-Rata Share of joint venture properties

March 31, 2005

State	Number of Properties	GLA Mar-05	% of total GLA	% Leased	Annualized Base Rent	% of Portfolio Base Rent	Average Base Rent/ Sq. Ft
Alabama	4	208,492	0.8%	87.3%	$1,847,216	0.6%	$10.15
Arizona	5	502,368	1.9%	91.7%	$7,101,852	2.2%	$15.43
California	50	5,605,468	21.1%	90.9%	$86,308,299	26.9%	$19.07
Colorado	15	1,214,458	4.6%	96.8%	$13,653,341	4.3%	$11.69
Delaware	2	240,418	0.9%	99.9%	$2,864,198	0.9%	$11.93
Florida	49	4,935,980	18.6%	94.8%	$49,654,558	15.5%	$10.90
Georgia	36	2,095,994	7.9%	95.5%	$26,338,498	8.2%	$13.32
Illinois	9	582,697	2.2%	97.4%	$7,261,186	2.3%	$12.87
Indiana	1	90,547	0.3%	69.3%	$0	0.0%	$0.00
Kentucky	2	75,668	0.3%	97.5%	$665,993	0.2%	$9.03
Maryland	2	71,292	0.3%	94.5%	$945,235	0.3%	$14.14
Michigan	4	368,348	1.4%	93.4%	$4,170,512	1.3%	$12.13
Nevada	1	118,488	0.4%	58.7%	$0	0.0%	$0.00
New Hampshire	2	140,488	0.5%	49.3%	$0	0.0%	$0.00
North Carolina	13	1,233,769	4.6%	94.4%	$14,409,420	4.5%	$12.51
Ohio	14	1,794,452	6.7%	86.4%	$16,662,533	5.2%	$10.93
Oregon	8	640,358	2.4%	96.5%	$8,612,683	2.7%	$14.12
Pennsylvania	2	225,697	0.8%	100.0%	$4,838,564	1.5%	$21.44
South Carolina	8	256,765	1.0%	91.5%	$2,599,629	0.8%	$11.18
Tennessee	7	652,534	2.5%	94.9%	$5,211,807	1.6%	$12.27
Texas	32	3,739,021	14.1%	89.6%	$45,262,709	14.1%	$14.55
Virginia	12	1,036,894	3.9%	90.0%	11,053,480	3.5%	$14.50
Washington	10	777,830	2.9%	98.6%	10,801,385	3.4%	$15.41

Total	288	26,608,024	100.0%	92.3%	320,263,097	100.0%	$13.99

AVERAGE BASE RENT BY STATE

Including 100% of properties owned in unconsolidated joint ventures

March 31, 2005

State	Number of Properties	GLA Mar-05	% of total GLA	% Leased	Annualized Base Rent	% of Portfolio Base Rent	Average Base Rent/ Sq. Ft
Alabama	4	324,044	1.0%	85.9%	2,903,314	0.7%	$10.42
Arizona	5	588,486	1.7%	92.9%	8,286,864	2.0%	$15.16
California	50	6,461,701	19.2%	92.0%	101,448,223	24.8%	$18.90
Colorado	15	1,639,056	4.9%	97.2%	19,063,619	4.7%	$12.08
Delaware	2	240,418	0.7%	99.9%	2,864,198	0.7%	$11.93
Florida	49	5,865,451	17.4%	94.9%	59,568,522	14.5%	$10.97
Georgia	36	3,406,392	10.1%	95.0%	41,217,909	10.1%	$12.85
Illinois	9	1,221,223	3.6%	97.9%	15,572,948	3.8%	$13.20
Indiana	1	90,547	0.3%	69.3%	0	0.0%	$0.00
Kentucky	2	302,670	0.9%	97.5%	2,663,970	0.7%	$9.03
Maryland	2	326,376	1.0%	93.9%	5,019,648	1.2%	$13.68
Michigan	4	368,348	1.1%	93.4%	4,170,512	1.0%	$12.13
Nevada	1	118,488	0.4%	58.7%	0	0.0%	$0.00
New Hampshire	2	140,488	0.4%	49.3%	0	0.0%	$0.00
North Carolina	13	1,896,368	5.6%	92.5%	21,658,253	5.3%	$12.56
Ohio	14	1,876,129	5.6%	86.9%	17,089,517	4.2%	$10.65
Oregon	8	838,056	2.5%	96.0%	11,141,478	2.7%	$13.99
Pennsylvania	2	225,697	0.7%	100.0%	4,838,564	1.2%	$21.44
South Carolina	8	522,027	1.6%	95.5%	5,379,111	1.3%	$10.85
Tennessee	7	700,534	2.1%	95.2%	5,496,184	1.3%	$11.63
Texas	32	3,949,235	11.7%	89.8%	48,456,971	11.8%	$14.65
Virginia	12	1,473,949	4.4%	92.8%	18,522,920	4.5%	$15.51
Washington	10	1,058,880	3.1%	98.3%	14,271,008	3.5%	$14.63

Total	288	33,634,563	100.0%	93.02%	409,633,733	100.0%	$13.82

PORTFOLIO SUMMARY REPORT BY REGION

March 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Mar-05	GLA Mar-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Mid- Atlantic Region
Pike Creek			DE	Wilmington	1981	1998	229,510	229,510	99.9%	99.9%	—	49,069	Acme Markets, K-Mart
White Oak- Dover, DE			DE	Dover	2000	2000	10,908	10,908	100.0%	100.0%	—	—	—

			DE				240,418	240,418	99.9%	99.9%	—	49,069

Clinton Park	JV-C	20%	MD	Washington DC	2003	2003	206,050	41,210	90.4%	90.4%	—	43,000	Giant, K-Mart
King Farm Village Center	JV-RC	25%	MD	Washington DC	2001	2004	120,326	30,082	100.0%	100.0%	—	53,754	Safeway

			MD				326,376	71,292	93.9%	94.5%	—	96,754

Amherst Street Village Center			NH	Boston	2004	2004	47,720	47,720	31.1%	31.1%	—	—	—
Merrimack Shopping Center			NH	Boston	2004	2004	92,768	92,768	58.7%	58.7%	—	54,468	Shaw’s

			NH				140,488	140,488	49.3%	49.3%	—	54,468

Gateway Shopping Center			PA	Philadelphia	1960	2004	219,697	219,697	100.0%	100.0%	—	10,610	Trader Joe’s
Hershey			PA	None	2000	2000	6,000	6,000	100.0%	100.0%	—	—	—

			PA				225,697	225,697	100.0%	100.0%	—	10,610

Ashburn Farm Market Center			VA	Washington DC	2000	2000	91,905	91,905	100.0%	100.0%	—	48,999	Giant
Braemar Shopping Center	JV-RC	25%	VA	Washington DC	2004	2004	96,439	24,110	100.0%	100.0%	—	57,860	Safeway
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	1998	63,665	15,916	98.1%	98.1%	—	52,864	Kroger
Cheshire Station			VA	Washington DC	2000	2000	97,156	97,156	100.0%	100.0%	—	55,163	Safeway
Fortuna			VA	Washington DC	2004	2004	108,234	108,234	75.3%	75.3%	123,735	66,870	Shoppers Food Warehouse, (Target)
Hollymead Town Center			VA	Charlottesville	2004	2003	163,225	163,225	55.2%	55.2%	142,500	60,607	Harris Teeter, (Target)
Signal Hill			VA	Washington DC	2004	2003	95,173	95,173	100.0%	100.0%	—	67,470	Shoppers Food Warehouse
Somerset Crossing	JV-M	25%	VA	Washington DC	2002	2002	104,128	26,032	100.0%	100.0%	—	67,045	Shoppers Food Warehouse
Statler Square Phase I			VA	None	1996	1998	133,660	133,660	97.9%	97.9%	—	65,003	Kroger
Tall Oaks Village Center			VA	Washington DC	1998	2002	71,953	71,953	100.0%	100.0%	—	38,763	Giant
The Market at Opitz Crossing			VA	Washington DC	2003	2003	149,810	149,810	100.0%	100.0%	—	51,922	Safeway
Village Center at Dulles	JV-C	20%	VA	Washington DC	1991	2002	298,601	59,720	99.3%	99.3%	—	48,424	Shoppers Food Warehouse, Gold’s Gym

			VA				1,473,949	1,036,894	92.8%	90.0%	266,235	680,990

Regional Totals							2,406,928	1,714,789	91.8%	89.6%	266,235	891,891

Midwest Region
Baker Hill Center	JV-C	20%	IL	Chicago	1998	2004	135,285	27,057	98.0%	98.0%	—	72,397	Dominicks
Deer Grove Center	JV-C	20%	IL	Chicago	1996	2004	209,368	41,874	98.6%	98.6%	117,000	65,816	Dominicks. Linens N’ Things, (Target)
Deer Grove Phase II	JV-C	20%	IL	Chicago	2004	2004	25,188	5,038	80.9%	80.9%	—	—	—
Frankfort Crossing Shpg Ctr			IL	Chicago	1992	2003	114,534	114,534	96.0%	96.0%	—	64,937	Jewel / OSCO
Geneva Crossing	JV-C	20%	IL	Chicago	1997	2004	123,182	24,636	100.0%	100.0%	—	72,385	Dominicks

PORTFOLIO SUMMARY REPORT BY REGION

March 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Mar-05	GLA Mar-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Heritage Plaza - Chicago	JV-M	25%	IL	Chicago	2005	2005	128,871	32,218	100.0%	100.0%	—	64,922	Jewel / OSCO
Hinsdale			IL	Chicago	1986	1998	178,975	178,975	100.0%	100.0%	—	69,540	Dominicks
Shorewood Crossing	JV-C	20%	IL	Chicago	2001	2004	87,705	17,541	100.0%	100.0%	—	65,977	Dominicks
Stearns Crossing	JV-C	20%	IL	Chicago	1999	2004	96,613	19,323	97.1%	97.1%	—	65,613	Dominicks
Westbrook Commons			IL	Chicago	1984	2001	121,502	121,502	93.3%	93.3%	—	51,304	Dominicks

			IL				1,221,223	582,697	97.9%	97.4%	117,000	592,891

Greenwood Springs			IN	Indianapolis	2004	2004	90,547	90,547	69.3%	69.3%	203,091	—	Gander Mountain Co., (Wal-Mart)

			IN				90,547	90,547	69.3%	69.3%	203,091	—

Franklin Square	JV-M	25%	KY	Lexington	1988	1998	203,318	50,830	97.0%	97.0%	—	50,499	Kroger
Silverlake	JV-M	25%	KY	Cincinnati	1988	1998	99,352	24,838	98.5%	98.5%	—	60,000	Kroger

			KY				302,670	75,668	97.5%	97.5%	—	110,499

Fenton Marketplace			MI	Flint	1999	1999	97,224	97,224	97.1%	97.1%	—	53,739	Farmer Jack
Independence Square			MI	Detroit	2004	2003	89,083	89,083	91.8%	91.8%	—	60,137	Kroger
Lakeshore			MI	Detroit	1996	1998	85,940	85,940	84.9%	84.9%	—	49,465	Kroger
Waterford Towne Center			MI	Detroit	1998	1998	96,101	96,101	98.5%	98.5%	—	60,202	Kroger

			MI				368,348	368,348	93.4%	93.4%	—	223,543

Beckett Commons			OH	Cincinnati	1995	1998	121,498	121,498	99.5%	99.5%	—	70,815	Kroger
Cherry Grove			OH	Cincinnati	1997	1998	195,497	195,497	91.4%	91.4%	—	66,336	Kroger
East Pointe			OH	Columbus	1993	1998	86,503	86,503	100.0%	100.0%	—	59,120	Kroger
Hyde Park			OH	Cincinnati	1995	1997	397,893	397,893	96.2%	96.2%	—	169,267	Kroger, Supervalu
Kingsdale Shopping Center			OH	Columbus	1999	1997	268,970	268,970	60.9%	60.9%	—	56,006	Giant Eagle
Kroger New Albany Center			OH	Columbus	1999	1999	91,722	91,722	100.0%	100.0%	—	63,805	Kroger
Maxtown Road (Northgate)			OH	Columbus	1996	1998	85,100	85,100	100.0%	100.0%	90,000	62,000	Kroger, (Home Depot)
Park Place Shopping Center			OH	Columbus	1988	1998	106,834	106,834	32.1%	32.1%	—	—	—
Regency Commons			OH	Cincinnati	2004	2004	30,770	30,770	31.5%	31.5%	—	—	—
Regency Milford Center	JV-MD	25%	OH	Cincinnati	2001	2001	108,903	27,226	97.6%	97.6%	—	65,000	Kroger
Shoppes at Mason			OH	Cincinnati	1997	1998	80,800	80,800	100.0%	100.0%	—	56,800	Kroger
Westchester Plaza			OH	Cincinnati	1988	1998	88,182	88,182	100.0%	100.0%	—	66,523	Kroger
Windmiller Plaza Phase I			OH	Columbus	1997	1998	120,362	120,362	95.0%	95.0%	—	76,555	Kroger
Worthington Park Centre			OH	Columbus	1991	1998	93,095	93,095	92.7%	92.7%	—	52,337	Kroger

			OH				1,876,129	1,794,452	86.9%	86.4%	90,000	864,564

Regional Totals							3,858,917	2,911,711	91.4%	89.2%	410,091	1,791,497

Pacific Region
4S Commons Town Center			CA	San Diego	2004	2004	265,789	265,789	73.4%	73.4%	—	52,000	Ralph’s
4S Fitness Center			CA	San Diego	2004	2004	38,000	38,000	100.0%	100.0%	—	—	—
Alameda Bridgeside Shopping Center			CA	Oakland	2004	2003	104,632	104,632	71.0%	71.0%	—	58,600	Nob Hill
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles	2000	2000	96,679	24,170	100.0%	100.0%	142,600	57,560	Albertson’s, (Target)
Bear Creek Village Center	JV-M	25%	CA	Riverside- San Bernardino	2004	2003	75,220	18,805	98.3%	98.3%	—	44,093	Stater Brothers
Blossom Valley			CA	San Jose	1990	1999	93,316	93,316	100.0%	100.0%	—	34,208	Safeway

PORTFOLIO SUMMARY REPORT BY REGION

March 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Mar-05	GLA Mar-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Campus Marketplace	JV-M	25%	CA	San Diego	2000	2000	144,288	36,072	99.2%	99.2%	—	58,527	Ralph’s
Clayton Valley			CA	Oakland	2004	2003	264,562	264,562	58.2%	58.2%	—	47,541	Nob Hill, Yardbirds Home Center
Clovis Commons			CA	Fresno	2004	2004	182,992	182,992	0.0%	0.0%	145,653	—	(Super Target)
Corral Hollow	JV-RC	25%	CA	Stockton	2000	2000	167,184	41,796	100.0%	100.0%	—	65,715	Safeway, Orchard Supply & Hardware
Costa Verde			CA	San Diego	1988	1999	178,622	178,622	99.6%	99.6%	—	40,000	Albertson’s
Diablo Plaza			CA	Oakland	1982	1999	63,214	63,214	100.0%	100.0%	53,000	53,000	(Safeway)
El Camino			CA	Los Angeles	1995	1999	135,884	135,884	99.1%	99.1%	—	35,650	Von’s Food & Drug
El Cerrito Plaza	JV-MD	25%	CA	San Francisco	2000	2000	256,034	64,009	98.2%	98.2%	66,700	77,888	(Albertson’s), Trader Joe’s
El Norte Pkwy Plaza			CA	San Diego	1984	1999	87,990	87,990	98.3%	98.3%	—	42,315	Von’s Food & Drug
Encina Grande			CA	Oakland	1965	1999	102,499	102,499	100.0%	100.0%	—	22,500	Safeway
Falcon Ridge			CA	Riverside- San Bernardino	2004	2003	232,610	232,610	94.3%	94.3%	123,735	43,718	Stater Brothers, (Target)
Folsom Prairie City Crossing			CA	Sacramento	1999	1999	90,209	90,209	100.0%	100.0%	—	55,255	Safeway
French Valley			CA	Riverside- San Bernardino	2004	2004	113,281	113,281	61.7%	61.7%	—	44,093	Stater Brothers
Friars Mission			CA	San Diego	1989	1999	146,897	146,897	100.0%	100.0%	—	55,303	Ralph’s
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles	2000	2000	112,767	28,192	100.0%	100.0%	—	57,050	Albertson’s
Gelson’s Westlake Market Plaza			CA	Ventura	2002	2002	84,848	84,848	98.2%	98.2%	—	37,500	Gelsons
Gilroy			CA	San Jose	2003	2002	322,955	322,955	99.5%	99.5%	123,709	—	Kohl’s, (Target)
Hasley Canyon Village			CA	Los Angeles	2003	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralph’s
Heritage Plaza			CA	Orange County	1981	1999	231,602	231,602	98.9%	98.9%	—	44,376	Ralph’s
Loehmanns Plaza California			CA	San Jose	1983	1999	113,310	113,310	100.0%	100.0%	53,000	53,000	(Safeway)
Morningside Plaza			CA	Orange County	1996	1999	91,600	91,600	98.2%	98.2%	—	42,630	Stater Brother
Newland Center			CA	Orange County	1985	1999	149,174	149,174	100.0%	100.0%	—	58,000	Albertson’s
Oakbrook Plaza			CA	Ventura	1982	1999	83,279	83,279	100.0%	100.0%	—	43,842	Albertson’s
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles	1991	2001	197,166	39,433	99.6%	99.6%	—	28,210	Von’s Food & Drug
Plaza Hermosa			CA	Los Angeles	1984	1999	94,940	94,940	100.0%	100.0%	—	36,800	Von’s Food & Drug
Powell Street Plaza			CA	Oakland	1987	2001	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s
Rona Plaza			CA	Orange County	1989	1999	51,754	51,754	100.0%	100.0%	—	37,194	Food 4 Less
San Leandro			CA	Oakland	1982	1999	50,432	50,432	100.0%	100.0%	38,250	38,250	(Safeway)
Santa Ana Downtown			CA	Orange County	1987	1999	100,305	100,305	100.0%	100.0%	—	37,972	Food 4 Less
Seal Beach	JV-C	20%	CA	Orange County	1966	2002	74,214	14,843	94.1%	94.1%	—	25,000	Safeway
Sequoia Station			CA	San Francisco	1996	1999	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)
Strawflower Village			CA	San Francisco	1985	1999	78,827	78,827	100.0%	100.0%	—	33,753	Safeway
Tassajara Crossing			CA	Oakland	1990	1999	146,188	146,188	99.0%	99.0%	—	56,496	Safeway
The Shops of Santa Barbara			CA	Santa Barbara	2004	2003	51,568	51,568	88.0%	88.0%	—	—	—
The Shops of Santa Barbara Phase II			CA	Santa Barbara	2004	2004	69,457	69,457	57.6%	57.6%	—	40,000	Whole Foods
Twin Peaks			CA	San Diego	1988	1999	198,139	198,139	100.0%	100.0%	—	44,686	Albertson’s, Target

PORTFOLIO SUMMARY REPORT BY REGION

March 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Mar-05	GLA Mar-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Valencia Crossroads			CA	Los Angeles	2003	2002	167,857	167,857	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s
Ventura Village			CA	Ventura	1984	1999	76,070	76,070	100.0%	100.0%	—	42,500	Von’s Food & Drug
Vista Village Phase I			CA	San Diego	2003	2002	126,356	126,356	100.0%	100.0%	165,000	25,000	Sprout’s, Krikorian Theatres, (Lowe’s)
Vista Village Phase II			CA	San Diego	2003	2002	55,000	55,000	100.0%	100.0%	—	—	—
West Park Plaza			CA	San Jose	1996	1999	88,103	88,103	98.0%	98.0%	—	24,712	Safeway
Westlake Village Plaza and Center			CA	Ventura	1975	1999	190,519	190,519	96.9%	96.9%	—	41,300	Von’s Food & Drug
Westridge			CA	Los Angeles	2003	2001	92,287	92,287	100.0%	100.0%	—	50,782	Albertson’s
Woodman Van Nuys			CA	Los Angeles	1992	1999	107,614	107,614	100.0%	100.0%	—	77,648	Gigante
Woodside Central			CA	San Francisco	1993	1999	80,591	80,591	100.0%	100.0%	113,000	—	(Target)

			CA				6,461,701	5,605,468	92.0%	90.9%	1,086,697	2,023,639

Cherry Park Market	JV-M	25%	OR	Portland	1997	1999	113,518	28,380	89.1%	89.1%	—	55,164	Safeway
Hillsboro Market Center	JV-M	25%	OR	Portland	2000	2000	150,080	37,520	98.1%	98.1%	—	57,370	Albertson’s
McMinnville Market Center			OR	Portland	2003	2003	74,400	74,400	98.0%	98.0%	—	53,641	Albertson’s
Murrayhill Marketplace			OR	Portland	1988	1999	149,215	149,215	88.5%	88.5%	—	41,132	Safeway
Sherwood Crossroads			OR	Portland	1999	1999	84,266	84,266	100.0%	100.0%	—	55,227	Safeway
Sherwood Market Center			OR	Portland	1995	1999	124,257	124,257	100.0%	100.0%	—	49,793	Albertson’s
Sunnyside 205			OR	Portland	1988	1999	52,710	52,710	100.0%	100.0%	—	—	—
Walker Center			OR	Portland	1987	1999	89,610	89,610	100.0%	100.0%	—	—	Sportmart

			OR				838,056	640,358	96.0%	96.5%	—	312,327

Cascade Plaza	JV-C	20%	WA	Seattle	1999	1999	211,072	42,214	99.4%	99.4%	—	49,440	Safeway
Inglewood Plaza			WA	Seattle	1985	1999	17,253	17,253	88.4%	88.4%	—	—	—
James Center	JV-M	20%	WA	Tacoma	1999	1999	140,240	28,048	95.0%	95.0%	—	68,273	Fred Myer
Orchard Market Center			WA	Portland	2004	2002	51,957	51,957	100.0%	100.0%	—	—	—
Padden Parkway Market Center			WA	Portland	2003	2002	81,584	81,584	96.9%	96.9%	—	52,443	Albertson’s
Pine Lake Village			WA	Seattle	1989	1999	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods
Sammamish Highland			WA	Seattle	1992	1999	101,289	101,289	100.0%	100.0%	55,000	55,000	(Safeway)
South Point Plaza			WA	Seattle	1997	1999	190,378	190,378	100.0%	100.0%	—	55,443	Cost Cutters
Southcenter			WA	Seattle	1990	1999	58,282	58,282	94.0%	94.0%	111,900	—	(Target)
Thomas Lake			WA	Seattle	1998	1999	103,872	103,872	98.8%	98.8%	—	50,065	Albertson’s

			WA				1,058,880	777,830	98.3%	98.6%	166,900	371,646

Regional Totals							8,358,637	7,023,656	93.2%	92.3%	1,253,597	2,707,612

Southeast Region
Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham	1988	2001	75,092	18,773	100.0%	100.0%	—	46,733	Publix
Trace Crossing			AL	Birmingham	2002	2001	74,130	74,130	95.2%	95.2%	—	51,420	Publix
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham	2003	2002	118,466	59,233	67.7%	67.7%	—	44,271	Publix
Village in Trussville			AL	Birmingham	1987	1993	56,356	56,356	93.4%	93.4%	—	38,380	Bruno’s

			AL				324,044	208,492	85.9%	87.3%	—	180,804

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	1993	102,342	25,586	93.7%	93.7%	—	48,555	Publix
Aventura Shopping Center			FL	Miami	1974	1994	102,876	102,876	89.5%	89.5%	—	35,908	Publix
Beneva Village Shops			FL	Sarasota	1987	1998	141,532	141,532	100.0%	100.0%	—	42,112	Publix
Berkshire Commons			FL	Naples	1992	1994	106,354	106,354	100.0%	100.0%	—	65,537	Publix
Bloomingdale			FL	Tampa	1987	1998	267,935	267,935	99.3%	99.3%	—	39,795	Publix, Wal-Mart, Bealls
Bolton Plaza			FL	Jacksonville	1988	1994	172,938	172,938	94.7%	94.7%	—	—	Wal-Mart
Boynton Lakes Plaza			FL	West Palm Beach	1993	1997	130,924	130,924	96.9%	96.9%	—	56,000	Winn-Dixie
Carriage Gate			FL	Tallahassee	1978	1994	78,583	78,583	93.4%	93.4%	—	—	—
Chasewood Plaza			FL	West Palm Beach	1986	1993	155,603	155,603	98.5%	98.5%	—	54,420	Publix
Courtyard Shopping Center			FL	Jacksonville	1987	1993	137,256	137,256	100.0%	100.0%	62,771	62,771	(Albertson’s), Target

PORTFOLIO SUMMARY REPORT BY REGION

March 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Mar-05	GLA Mar-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
East Port Plaza			FL	Fort Pierce	1991	1997	235,842	235,842	57.0%	57.0%	—	42,112	Publix
East Towne Shopping Center			FL	Orlando	2003	2002	69,841	69,841	94.3%	94.3%	—	44,840	Publix
Fleming Island			FL	Jacksonville	2000	1998	136,662	136,662	96.5%	96.5%	129,807	47,955	Publix, (Target)
Garden Square			FL	Miami	1991	1997	90,258	90,258	98.8%	98.8%	—	42,112	Publix
Grande Oak			FL	Ft Myers- Cape Coral	2000	2000	78,784	78,784	98.2%	98.2%	—	54,379	Publix
Highland Square	JV-M	25%	FL	Jacksonville	1999	1998	262,194	65,549	94.8%	94.8%	—	84,314	Publix, Winn-Dixie
John’s Creek Shopping Center			FL	Jacksonville	2004	2003	105,351	105,351	75.6%	75.6%	—	44,840	Publix
Julington Village	JV-C	20%	FL	Jacksonville	1999	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix
Kings Crossing Sun City	JV-M	25%	FL	Tampa	1999	1999	75,020	18,755	98.4%	98.4%	—	51,420	Publix
Lynnhaven	JV-M	25%	FL	Panama City	2001	2001	63,871	15,968	100.0%	100.0%	—	44,271	Publix
Mariners Village			FL	Orlando	1986	1997	133,440	133,440	98.5%	98.5%	—	45,500	Winn-Dixie
Marketplace St Pete			FL	Tampa	1983	1995	90,296	90,296	97.8%	97.8%	—	36,464	Publix
Martin Downs Village Center			FL	Fort Pierce	1985	1993	121,946	121,946	100.0%	100.0%	—	—	—
Martin Downs Village Shoppes			FL	Fort Pierce	1998	1993	49,743	49,743	97.8%	97.8%	—	—	—
Millhopper			FL	Gainesville	1974	1993	84,065	84,065	100.0%	100.0%	—	37,244	Publix
Newberry Square			FL	Gainesville	1986	1994	180,524	180,524	93.7%	93.7%	—	39,795	Publix, K-Mart
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	2000	86,772	21,693	94.5%	94.5%	—	61,171	Publix
Ocean Breeze			FL	Fort Pierce	1985	1993	108,209	108,209	84.5%	84.5%	—	36,464	Publix
Old St Augustine Plaza			FL	Jacksonville	1990	1996	232,459	232,459	100.0%	100.0%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby
Palm Harbor Shopping Village	JV-M	25%	FL	Daytona Beach	1991	1996	172,758	43,190	99.7%	99.7%	—	45,254	Publix
Palm Trails Plaza			FL	Fort Lauderdale	1998	1997	76,067	76,067	92.8%	92.8%	—	59,562	Winn-Dixie
Peachland Promenade			FL	Punta Gorda	1991	1995	82,082	82,082	100.0%	100.0%	—	48,890	Publix
Pebblebrook Plaza	JV-M	25%	FL	Naples	2000	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix
Pine Tree Plaza			FL	Jacksonville	1999	1997	60,787	60,787	100.0%	100.0%	—	37,866	Publix
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	2004	65,156	13,031	100.0%	100.0%	—	44,840	Publix
Plantation Plaza Phase II	JV-C2	20%	FL	Jacksonville	2004	2004	17,000	3,400	0.0%	0.0%	—	—	—
Regency Court			FL	Jacksonville	1992	1997	218,649	218,649	98.9%	98.9%	—	—	Sports Authority
Regency Square Brandon			FL	Tampa	1986	1993	349,848	349,848	97.5%	97.5%	—	—	AMC Theatre, Michaels
Regency Village	JV-O	50%	FL	Orlando	2002	2000	83,170	41,585	89.4%	89.4%	—	54,379	Publix
Shoppes @ 104	JV-M	25%	FL	Miami	1990	1998	108,192	27,048	98.7%	98.7%	—	46,368	Winn-Dixie
Shops of San Marco	JV-O	50%	FL	West Palm Beach	2002	2002	91,537	45,769	100.0%	100.0%	—	44,271	Publix
Starke			FL	Jacksonville	2000	2000	12,739	12,739	100.0%	100.0%	—	—	—
Town Center at Martin Downs			FL	Fort Pierce	1996	1996	64,546	64,546	100.0%	100.0%	—	56,146	Publix
Town Square			FL	Tampa	1999	1997	44,679	44,679	99.3%	99.3%	—	—	—
University Collection			FL	Tampa	1984	1996	106,899	106,899	96.8%	96.8%	40,143	40,143	(Kash N Karry)
Village Center 6			FL	Tampa	1993	1995	181,110	181,110	95.2%	95.2%	—	36,434	Publix
Vineyard Shopping Center			FL	Tallahassee	2002	2001	62,821	62,821	88.3%	88.3%	—	44,271	Publix
Welleby			FL	Fort Lauderdale	1982	1996	109,949	109,949	99.5%	99.5%	—	46,779	Publix
Wellington Town Square			FL	West Palm Beach	1982	1996	107,325	107,325	100.0%	100.0%	—	44,840	Publix
Willa Springs Shopping Center			FL	Orlando	2000	2000	89,930	89,930	98.9%	98.9%	—	44,271	Publix

			FL				5,865,451	4,935,980	94.9%	94.8%	232,721	1,976,711

Ashford Place			GA	Atlanta	1993	1997	53,450	53,450	100.0%	100.0%	—	—	—
Bethesda Walk	JV-M	25%	GA	Atlanta	2003	2004	68,271	17,068	100.0%	100.0%	—	44,271	Publix
Braelinn Village	JV-M	25%	GA	Atlanta	1991	2004	226,522	56,631	95.2%	95.2%	—	63,986	Kroger, K-Mart
Briarcliff La Vista			GA	Atlanta	1962	1997	39,203	39,203	100.0%	100.0%	—	—	—
Briarcliff Village			GA	Atlanta	1990	1997	187,156	187,156	98.9%	98.9%	—	43,454	Publix
Brookwood Village	JV-M	25%	GA	Atlanta	2000	2004	28,774	7,194	100.0%	100.0%	—	—	—
Buckhead Court			GA	Atlanta	1984	1997	58,130	58,130	83.0%	83.0%	—	—	—
Buckhead Crossing	JV-M	25%	GA	Atlanta	1989	2004	221,874	55,469	100.0%	100.0%	—	—	—
Cambridge Square Shopping Ctr			GA	Atlanta	1979	1996	71,475	71,475	100.0%	100.0%	—	40,852	Kroger
Cobb Center	JV-M	25%	GA	Atlanta	1996	2004	89,548	22,387	77.7%	77.7%	—	56,146	Publix
Coweta Crossing	JV-M	25%	GA	Atlanta	1994	2004	68,489	17,122	98.1%	98.1%	—	56,077	Publix
Cromwell Square			GA	Atlanta	1990	1997	70,283	70,283	96.4%	96.4%	—	—	—
Cumming 400			GA	Atlanta	1994	1997	126,900	126,900	93.3%	93.3%	—	56,146	Publix

PORTFOLIO SUMMARY REPORT BY REGION

March 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Mar-05	GLA Mar-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Delk Spectrum			GA	Atlanta	1991	1998	100,539	100,539	96.8%	96.8%	—	45,044	Publix
Dunwoody Hall			GA	Atlanta	1986	1997	89,351	89,351	100.0%	100.0%	—	44,271	Publix
Dunwoody Village			GA	Atlanta	1975	1997	120,598	120,598	92.3%	92.3%	—	18,400	Fresh Market
Howell Mill Village	JV-M	25%	GA	Atlanta	1984	2004	97,990	24,498	95.4%	95.4%	—	31,000	Save Rite Grocery Store
Killian Hill Center	JV-M	25%	GA	Atlanta	2000	2000	113,216	28,304	97.5%	97.5%	—	54,340	Publix
Lindbergh Crossing	JV-M	25%	GA	Atlanta	1998	2004	27,059	6,765	100.0%	100.0%	—	—	—
Loehmanns Plaza Georgia			GA	Atlanta	1986	1997	137,601	137,601	86.9%	86.9%	—	—	—
Memorial Bend Shopping Center			GA	Atlanta	1995	1997	177,283	177,283	93.7%	93.7%	—	56,146	Publix
Northlake Promenade	JV-M	25%	GA	Atlanta	1986	2004	25,394	6,349	89.7%	89.7%	—	—	—
Orchard Square	JV-M	25%	GA	Atlanta	1987	1995	93,222	23,306	94.9%	94.9%	—	44,271	Publix
Paces Ferry Plaza			GA	Atlanta	1987	1997	61,696	61,696	100.0%	100.0%	—	—	—
Peachtree Parkway Plaza	JV-M	25%	GA	Atlanta	2001	2004	95,509	23,877	53.6%	53.6%	—	—	—
Powers Ferry Kroger	JV-M	25%	GA	Atlanta	1983	2004	45,528	11,382	100.0%	100.0%	—	45,528	Kroger
Powers Ferry Square			GA	Atlanta	1987	1997	97,707	97,707	98.0%	98.0%	—	—	—
Powers Ferry Village			GA	Atlanta	1994	1997	78,996	78,996	99.9%	99.9%	—	47,955	Publix
Publix Plaza	JV-M	25%	GA	Atlanta	1995	2004	60,425	15,106	100.0%	100.0%	—	47,955	Publix
Rivermont Station			GA	Atlanta	1996	1997	90,267	90,267	100.0%	100.0%	—	58,261	Kroger
Rose Creek	JV-M	25%	GA	Atlanta	1993	2004	69,790	17,448	98.1%	98.1%	—	56,077	Publix
Roswell Crossing	JV-M	25%	GA	Atlanta	1999	2004	201,979	50,495	96.2%	96.2%	—	—	Pike Nursery
Russell Ridge			GA	Atlanta	1995	1994	98,559	98,559	98.0%	98.0%	—	63,296	Kroger
Thomas Crossroads	JV-M	25%	GA	Atlanta	1995	2004	84,928	21,232	100.0%	100.0%	—	54,498	Kroger
Trowbridge Crossing	JV-M	25%	GA	Atlanta	1998	2004	62,558	15,640	100.0%	100.0%	—	37,888	Publix
Woodstock Crossing	JV-M	25%	GA	Atlanta	1994	2004	66,122	16,531	100.0%	100.0%	—	54,322	Kroger

			GA				3,406,392	2,095,994	95.0%	95.5%	—	1,120,184

Bent Tree Plaza	JV-M	25%	NC	Raleigh	1994	1998	79,503	19,876	98.5%	98.5%	—	54,153	Kroger
Cameron Village	JV-CCV	30%	NC	Raleigh	1949	2004	635,918	190,775	83.7%	83.7%	—	79,830	Harris Teeter, Fresh Market
Carmel Commons			NC	Charlotte	1979	1997	132,651	132,651	91.4%	91.4%	—	14,300	Fresh Market
Fuquay Crossing	JV-RC	25%	NC	Raleigh	2002	2004	124,774	31,194	100.0%	100.0%	—	46,478	Kroger
Garner			NC	Raleigh	1998	1998	221,776	221,776	98.3%	98.3%	273,000	57,590	Kroger, (Home Depot), (Target)
Glenwood Village			NC	Raleigh	1983	1997	42,864	42,864	96.1%	96.1%	—	27,764	Harris Teeter
Greystone Village	JV-M	25%	NC	Raleigh	1986	2004	85,665	21,416	100.0%	100.0%	—	35,700	Food Lion
Kernersville Plaza			NC	Greensboro	1997	1998	72,590	72,590	100.0%	100.0%	—	57,590	Harris Teeter
Lake Pine Plaza			NC	Raleigh	1997	1998	87,691	87,691	95.2%	95.2%	—	57,590	Kroger
Maynard Crossing			NC	Raleigh	1997	1998	122,782	122,782	97.8%	97.8%	—	55,973	Kroger
Southpoint Crossing			NC	Raleigh	1998	1998	103,128	103,128	98.6%	98.6%	—	59,160	Kroger
Union Square Shopping Center			NC	Charlotte	1989	1996	97,191	97,191	90.1%	90.1%	—	33,000	Harris Teeter
Woodcroft Shopping Center			NC	Raleigh	1984	1996	89,835	89,835	97.0%	97.0%	—	40,832	Food Lion

			NC				1,896,368	1,233,769	92.5%	94.4%	273,000	619,960

Fairview Market	JV-M	25%	SC	Greenville	1998	2004	53,888	13,472	97.4%	97.4%	—	37,888	Publix
Merchants Village	JV-M	25%	SC	Charleston	1997	1997	79,724	19,931	100.0%	100.0%	—	37,888	Publix
Murray Landing			SC	Columbia	2003	2002	64,359	64,359	93.5%	93.5%	—	44,840	Publix
North Pointe	JV-M	25%	SC	Columbia	1996	2004	64,257	16,064	100.0%	100.0%	—	47,955	Publix
Pelham Commons			SC	Greenville	2003	2002	76,541	76,541	77.9%	77.9%	—	44,271	Publix
Poplar Springs	JV-M	25%	SC	Greenville	1995	2004	64,038	16,010	98.2%	98.2%	—	47,955	Publix
Queensborough	JV-O	50%	SC	Charleston	1993	1998	82,333	41,167	100.0%	100.0%	—	65,796	Publix
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	2001	36,887	9,222	100.0%	100.0%	—	27,887	Publix

			SC				522,027	256,765	95.5%	91.5%	—	354,480

PORTFOLIO SUMMARY REPORT BY REGION

March 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Mar-05	GLA Mar-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Dickson TN			TN	None	1998	1998	10,908	10,908	100.0%	100.0%	—	—	—
Harding Mall			TN	Nashville	2004	2004	202,300	202,300	90.7%	90.7%	—	—	—
Harpeth Village Fieldstone			TN	Nashville	1998	1997	70,091	70,091	100.0%	100.0%	—	55,377	Publix
Market Place	JV-M	25%	TN	Knoxville	1988	2004	64,000	16,000	100.0%	100.0%	—	64,000	Kroger
Nashboro			TN	Nashville	1998	1998	86,811	86,811	98.4%	98.4%	—	61,224	Kroger
Northlake Village I & II			TN	Nashville	1988	2000	151,629	151,629	91.2%	91.2%	—	64,537	Kroger
Peartree Village			TN	Nashville	1997	1997	114,795	114,795	100.0%	100.0%	—	65,538	Harris Teeter

			TN				700,534	652,534	95.2%	94.9%	—	310,676

Regional Totals							12,714,816	9,383,533	94.4%	94.6%	505,721	4,562,815

Southwest Region
Athem Highland Shopping Center			NV	Las Vegas	2004	2004	118,488	118,488	58.7%	58.7%	—	53,963	Albertson’s

			NV				118,488	118,488	58.7%	58.7%	—	53,963

Anthem Marketplace			AZ	Phoenix	2000	2003	113,292	113,292	97.8%	97.8%	—	55,256	Safeway
The Shops			AZ	Phoenix	2000	2003	35,710	35,710	95.5%	95.5%	—	—	—
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix	1999	2001	107,647	21,529	100.0%	100.0%	—	55,403	Safeway
Paseo Village			AZ	Phoenix	1998	1999	92,399	92,399	59.1%	59.1%	—	—	—
Pima Crossing			AZ	Phoenix	1996	1999	239,438	239,438	100.0%	100.0%	—	—	Chez Antiques

			AZ				588,486	502,368	92.9%	91.7%	—	110,659

Belleview Square			CO	Denver	1978	2004	117,085	117,085	100.0%	100.0%	—	65,104	King Soopers
Boulevard Center			CO	Denver	1986	1999	88,512	88,512	94.6%	94.6%	52,700	52,700	(Safeway)
Buckley Square			CO	Denver	1978	1999	111,146	111,146	96.0%	96.0%	—	62,400	King Soopers
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	2002	148,575	37,144	97.6%	97.6%	125,000	58,374	Safeway, (Target)
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers
Crossroads Commons	JV-C	20%	CO	Boulder	1986	2001	144,288	28,858	98.9%	98.9%	—	40,846	Whole Foods
Hilltop Village			CO	Denver	2003	2002	100,028	100,028	94.5%	94.5%	—	66,000	King Soopers
Leetsdale Marketplace			CO	Denver	1993	1999	119,916	119,916	93.0%	93.0%	—	62,600	Safeway
Littleton Square			CO	Denver	1997	1999	94,257	94,257	100.0%	100.0%	—	49,751	King Soopers
Lloyd King Center			CO	Denver	1998	1998	83,326	83,326	100.0%	100.0%	—	61,040	King Soopers
Monument Jackson Creek			CO	Colorado Springs	1999	1998	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers
New Windsor Marketplace			CO	Greeley	2003	2002	95,877	95,877	89.2%	89.2%	—	66,507	King Soopers
Stroh Ranch			CO	Denver	1998	1998	93,436	93,436	100.0%	100.0%	—	69,719	King Soopers
Willow Creek Center	JV-C	20%	CO	Denver	1985	2001	162,896	32,579	97.4%	97.4%	—	53,294	Safeway
Woodmen Plaza			CO	Colorado Springs	1998	1998	104,558	104,558	97.3%	97.3%	—	69,716	King Soopers

			CO				1,639,056	1,214,458	97.2%	96.8%	177,700	917,877

Alden Bridge			TX	Houston	1998	2002	138,953	138,953	96.5%	96.5%	—	67,768	Kroger
Atascocita Center			TX	Houston	2003	2002	94,180	94,180	78.7%	78.7%	62,680	62,680	(Kroger)
Bethany Park Place			TX	Dallas	1998	1998	74,066	74,066	91.7%	91.7%	—	58,374	Kroger
Casa Linda Plaza			TX	Dallas	1997	1999	324,639	324,639	80.1%	80.1%	—	59,561	Albertson’s
Champions Forest			TX	Houston	1983	1999	115,247	115,247	91.1%	91.1%	—	56,457	Randall’s Food
Cochran’s Crossing			TX	Houston	1994	2002	138,192	138,192	97.1%	97.1%	—	63,449	Kroger
Cooper Street			TX	Fort Worth	1992	1999	133,196	133,196	98.5%	98.5%	—	—	—
Fort Bend Center			TX	Houston	2000	2000	30,167	30,167	75.1%	75.1%	67,106	67,106	(Kroger)
Hancock			TX	Austin	1998	1999	410,438	410,438	97.6%	97.6%	—	90,217	H.E.B., Sears
Hebron Park	JV-M	25%	TX	Dallas	1999	1999	46,800	11,700	81.4%	81.4%	59,460	59,460	(Albertson’s)
Hillcrest Village			TX	Dallas	1991	1999	14,530	14,530	100.0%	100.0%	—	—	—
Indian Springs Center	JV-O	50%	TX	Houston	2003	2002	135,757	67,879	92.4%	92.4%	—	79,000	H.E.B.
Keller Town Center			TX	Fort Worth	1999	1999	114,937	114,937	99.0%	99.0%	—	63,631	Tom Thumb
Kleinwood Center			TX	Houston	2003	2002	152,886	152,886	84.8%	84.8%	—	78,348	H.E.B.
Lebanon/Legacy Center			TX	Dallas	2002	2000	56,669	56,669	86.3%	86.3%	62,804	62,804	(Albertson’s)
Main Street Center			TX	Dallas	2002	2002	42,832	42,832	70.1%	70.1%	62,322	62,322	(Albertson’s)
Market at Preston Forest			TX	Dallas	1990	1999	91,624	91,624	100.0%	100.0%	—	51,818	Tom Thumb
Market at Round Rock			TX	Austin	1987	1999	123,046	123,046	98.4%	98.4%	—	63,800	Albertson’s
Mockingbird Common			TX	Dallas	1987	1999	120,321	120,321	93.0%	93.0%	—	48,525	Tom Thumb
North Hills			TX	Austin	1995	1999	144,019	144,019	100.0%	100.0%	—	60,465	H.E.B.

PORTFOLIO SUMMARY REPORT BY REGION

March 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Mar-05	GLA Mar-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Panther Creek			TX	Houston	1994	2002	165,560	165,560	96.9%	96.9%	—	65,800	Randall’s Food
Preston Park			TX	Dallas	1985	1999	273,396	273,396	80.3%	80.3%	—	52,688	Tom Thumb
Prestonbrook			TX	Dallas	1998	1998	91,274	91,274	100.0%	100.0%	—	63,373	Kroger
Prestonwood Park			TX	Dallas	1999	1999	101,172	101,172	79.7%	79.7%	62,322	62,322	(Albertson’s)
Rockwall Town Center			TX	Dallas	2004	2002	45,876	45,876	0.0%	0.0%	57,017	57,017	(Tom Thumb)
Shiloh Springs			TX	Dallas	1998	1998	110,040	110,040	98.7%	98.7%	—	60,932	Kroger
Signature Plaza			TX	Dallas	2004	2003	28,876	28,876	83.2%	83.2%	61,962	61,962	(Kroger)
Spring West Center			TX	Houston	2004	2003	144,060	144,060	78.7%	78.7%	—	109,121	H.E.B.
Sterling Ridge			TX	Houston	2000	2002	128,643	128,643	95.9%	95.9%	—	63,373	Kroger
Sweetwater Plaza	JV-C	20%	TX	Houston	2000	2001	134,045	26,809	100.0%	100.0%	—	65,241	Kroger
Trophy Club			TX	Fort Worth	1999	1999	106,607	106,607	85.3%	85.3%	—	63,654	Tom Thumb
Valley Ranch Centre			TX	Dallas	1997	1999	117,187	117,187	87.3%	87.3%	—	55,750	Tom Thumb

			TX				3,949,235	3,739,021	89.8%	89.6%	495,673	1,937,018

Regional Totals							6,295,265	5,574,335	91.4%	90.7%	673,373	3,019,517

Regency Centers Total							33,634,563	26,608,024	93.0%	92.3%	3,109,017	12,973,332

All Properties	JV’s at 100%	REG’s pro-rata share
	GLA Mar-05
Alabama	324,044	208,492
Arizona	588,486	502,368
California	6,461,701	5,605,468
Colorado	1,639,056	1,214,458
Delaware	240,418	240,418
Florida	5,865,451	4,935,980
Georgia	3,406,392	2,095,994
Illinois	1,221,223	582,697
Indiana	90,547	90,547
Kentucky	302,670	75,668
Maryland	326,376	71,292
Michigan	368,348	368,348
Mississippi	0	0
Missouri	0	0
Nevada	118,488	118,488
New Hampshire	140,488	140,488
New Jersey	0	0
North Carolina	1,896,368	1,233,769
Ohio	1,876,129	1,794,452
Oregon	838,056	640,358
Pennsylvania	225,697	225,697
South Carolina	522,027	256,765
Tennessee	700,534	652,534
Texas	3,949,235	3,739,021
Virginia	1,473,949	1,036,894
Washington	1,058,880	777,830
Wyoming	0	0

Total All Properties	33,634,563	26,608,024

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.
JV-C:	Joint Venture with Oregon
JV-C2:	Joint Venture with Oregon
JV-CCV:	Joint Venture with Oregon
JV-RC:	Joint Venture with CalSTRS
JV-M:	Joint Venture with Macquarie
JV-MD:	Joint Venture with Macquarie
JV-O:	Other, single property joint venture

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS

Including only Regency’s Pro-Rata Share of joint venture properties

March 31, 2005

Tenant	REG’s Pro-Rata Share of Tenant GLA*	% of Company Owned GLA *	Pro-Rata Annualized Base Rent*	% of Pro-Rata Annualized Company Base Rent	Total # of Leased Stores	# of Leased Stores in JV
Kroger	2,976,380	11.2%	26,895,046	7.89%	66	18
Publix	2,000,481	7.5%	16,799,861	4.93%	61	25
Safeway	1,509,382	5.7%	13,736,972	4.03%	47	19
Albertsons	848,784	3.2%	8,234,246	2.42%	21	5
Blockbuster	340,072	1.3%	6,818,193	2.00%	70	13
H.E.B. Grocery	380,228	1.4%	4,497,612	1.32%	6	1
Harris Teeter	263,399	1.0%	3,072,112	0.90%	6	1
Whole Foods	83,169	0.3%	2,958,883	0.87%	4	2
Walgreens	212,271	0.8%	2,946,044	0.86%	17	3
Shoppers Food Warehouse/ Supervalu	230,378	0.9%	2,781,780	0.82%	5	2
Washington Mutual Bank	99,195	0.4%	2,494,698	0.73%	35	10
Hallmark	153,505	0.6%	2,404,198	0.71%	44	12
Kohl’s Department Store	177,374	0.7%	2,372,487	0.70%	2	0
CVS	171,084	0.6%	2,272,670	0.67%	22	5
Starbucks	75,065	0.3%	2,052,519	0.60%	58	13
The UPS Store	96,659	0.4%	2,030,013	0.60%	90	29
Long’s Drugs	197,597	0.7%	2,028,703	0.60%	11	3
T.J. Maxx / Marshalls (TJX Companies)	235,135	0.9%	1,966,617	0.58%	11	3
K-Mart/ Sears	392,013	1.5%	1,900,209	0.56%	5	2
Subway	76,741	0.3%	1,899,756	0.56%	74	20
Hollywood Video	92,147	0.3%	1,898,691	0.56%	21	9
Petco	114,325	0.4%	1,845,663	0.54%	12	4
Michaels	174,463	0.7%	1,751,671	0.51%	8	2
Great Clips	78,385	0.3%	1,696,618	0.50%	76	19

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer-owned fuel pads on ground leases	Pro-Rata Annualized Base Rent
Albertsons	49,999
Safeway	133,624
Kroger	40,900

GLA owned & occupied by the anchor not included above:		# of Tenant- Owned Stores	Total # of Stores (including Tenant-Owned)
Albertsons	376,379	6	27
Safeway	314,000	6	53
Kroger	191,748	3	69

	882,127

*	Pro-Rata Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS

Including 100% of properties owned in unconsolidated joint ventures

March 31, 2005

Tenant	Tenant GLA*	% of Company Owned GLA *	Total Annualized Base Rent*	% of Total Annualized Company Base Rent	Total # of Leased Stores	# of Leased Stores in JV
Kroger	3,634,606	10.8%	32,106,110	7.45%	66	18
Publix	2,862,241	8.5%	24,508,990	5.69%	61	25
Safeway	2,170,363	6.5%	20,904,428	4.85%	47	19
Albertsons	1,027,983	3.1%	10,432,298	2.42%	21	5
Blockbuster	395,071	1.2%	7,867,709	1.83%	70	13
H.E.B. Grocery	419,728	1.2%	5,047,612	1.17%	6	1
Shoppers Food Warehouse/ Supervalu	319,401	0.9%	4,063,368	0.94%	5	2
Walgreens	241,656	0.7%	3,500,639	0.81%	17	3
Harris Teeter	307,499	0.9%	3,439,612	0.80%	6	1
Whole Foods	115,846	0.3%	3,237,421	0.75%	4	2
Washington Mutual Bank	127,642	0.4%	3,195,864	0.74%	35	10
Ross Dress for Less	239,760	0.7%	3,040,064	0.71%	8	5
Hallmark	196,486	0.6%	3,010,345	0.70%	44	12
CVS	205,222	0.6%	3,000,010	0.70%	22	5
Long’s Drugs	247,402	0.7%	2,810,261	0.65%	11	3
Hollywood Video	134,347	0.4%	2,751,350	0.64%	21	9
K-Mart/ Sears	541,855	1.6%	2,727,839	0.63%	5	2
T.J. Maxx / Marshalls (TJX Companies)	296,263	0.9%	2,705,188	0.63%	11	3
The UPS Store	126,319	0.4%	2,634,472	0.61%	90	29
Petco	157,362	0.5%	2,590,505	0.60%	12	4
Starbucks	89,953	0.3%	2,485,868	0.58%	58	13
Kohl’s Department Store	177,374	0.5%	2,372,487	0.55%	2	0
Subway	96,886	0.3%	2,314,661	0.54%	74	20

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer-owned fuel pads on ground leases	Annualized Base Rent @ 100%
Albertsons	79,998
Safeway	372,495
Kroger	73,599

GLA owned & occupied by the anchor not included above:		# of Tenant- Owned Stores	Total # of Stores (including Tenant-Owned)
Albertsons	376,379	6	27
Safeway	314,000	7	54
Kroger	191,748	3	69

	882,127

*	GLA includes 100% of the GLA in unconsolidated joint ventures. Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

TENANT LEASE EXPIRATIONS

The following table sets forth, for all leases in place as of March 31, 2005, a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:

All Tenants

	Regency’s Pro-Rata Share				JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Company SF	Pro-Rata In-Place Minimum Rent Under Expiring Leases*	Percent of Total Pro-Rata Minimum Rent **	Expiring GLA — at 100%	Percent of Total Company SF	In-Place Minimum Rent Under Expiring Leases — at 100%	Percent of Total Minimum Rent **	Expiring A.B.R at 100%
(1)	302,551	1.3%	4,615,636	1.4%	368,626	1.2%	5,652,433	1.4%	15.33
2005	1,147,593	4.9%	19,008,714	5.8%	1,462,020	4.9%	23,358,910	5.6%	15.98
2006	2,356,004	10.1%	37,650,803	11.5%	2,827,076	9.4%	45,306,942	10.8%	16.03
2007	2,600,625	11.2%	41,603,220	12.7%	3,313,349	11.1%	52,876,768	12.7%	15.96
2008	2,381,878	10.2%	37,620,790	11.5%	2,989,400	10.0%	46,178,629	11.1%	15.45
2009	2,347,910	10.1%	40,763,642	12.5%	2,785,758	9.3%	48,561,495	11.6%	17.43
2010	1,372,078	5.9%	20,573,378	6.3%	1,773,704	5.9%	25,396,794	6.1%	14.32
2011	981,515	4.2%	12,386,614	3.8%	1,150,089	3.8%	15,623,700	3.7%	13.58
2012	1,002,883	4.3%	13,125,667	4.0%	1,365,426	4.6%	19,268,776	4.6%	14.11
2013	644,083	2.8%	10,165,405	3.1%	890,361	3.0%	13,735,857	3.3%	15.43
2014	793,901	3.4%	11,144,188	3.4%	1,237,066	4.1%	15,663,843	3.7%	12.66
10 Year Total	15,931,021	68.5%	248,658,056	76.1%	20,162,875	67.3%	311,624,147	74.6%

Thereafter	7,326,728	31.5%	78,009,195	23.9%	9,810,018	32.7%	106,174,469	25.4%	10.82

	23,257,749	100.0%	326,667,251	100.0%	29,972,893	100.0%	417,798,616	100.0%	13.94

Anchor Tenants

	Regency’s Pro-Rata Share				JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Company SF	Pro-Rata In-Place Minimum Rent Under Expiring Leases*	Percent of Total Pro-Rata Minimum Rent **	Expiring GLA — at 100%	Percent of Total Company SF	In-Place Minimum Rent Under Expiring Leases — at 100%	Percent of Total Minimum Rent **	Expiring A.B.R at 100%
(1)	35,602	0.3%	213,696	0.2%	35,602	0.3%	213,696	0.1%	6.00
2005	194,681	1.6%	1,460,754	1.3%	260,716	2.1%	1,764,661	1.2%	6.77
2006	587,778	4.8%	4,471,388	4.1%	641,070	5.3%	4,939,775	3.4%	7.71
2007	703,168	5.8%	5,134,140	4.7%	851,227	7.0%	6,430,788	4.4%	7.55
2008	655,134	5.4%	3,912,268	3.6%	851,979	7.0%	5,106,671	3.5%	5.99
2009	645,372	5.3%	5,610,197	5.1%	667,246	5.5%	5,872,680	4.0%	8.80
2010	484,538	4.0%	4,068,099	3.7%	675,740	5.6%	5,250,310	3.6%	7.77
2011	607,848	5.0%	4,494,206	4.1%	686,229	5.6%	5,199,246	3.6%	7.58
2012	676,229	5.6%	6,374,000	5.8%	874,748	7.2%	9,015,814	6.2%	10.31
2013	287,332	2.4%	2,670,455	2.4%	422,168	3.5%	3,938,209	2.7%	9.33
2014	455,664	3.7%	4,042,315	3.7%	821,964	6.8%	6,991,296	4.8%	8.51
10 Year Total	5,333,345	43.9%	42,451,516	38.7%	6,788,689	42.7%	54,723,146	37.7%

Thereafter	6,823,907	56.1%	67,249,731	61.3%	9,106,729	74.9%	90,610,489	62.3%	9.95

	12,157,253	100.0%	109,701,248	100.0%	15,895,418	100.0%	145,333,635	100.0%	9.14

(1)	Leases currently under month to month lease or in process of renewal Anchor tenants are tenants with GLA greater than 20,000 SF
*	Expiring GLA does not include GLA of ground leases.
**	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

TENANT LEASE EXPIRATIONS Continued

The following table sets forth, for all leases in place as of March 31, 2005, a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:

Inline Tenants

	Regency’s Pro-Rata Share				JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Company SF	Pro-Rata In-Place Minimum Rent Under Expiring Leases*	Percent of Total Pro-Rata Minimum Rent **	Expiring GLA — at 100%	Percent of Total Company SF	In-Place Minimum Rent Under Expiring Leases — at 100%	Percent of Total Minimum Rent **	Expiring A.B.R at 100%
(1)	266,949	2.4%	4,401,940	2.0%	333,024	2.4%	5,438,737	2.0%	16.33
2005	952,913	8.6%	17,547,960	8.1%	1,201,304	8.5%	21,594,249	7.9%	17.98
2006	1,768,226	15.9%	33,179,415	15.3%	2,186,006	15.5%	40,367,167	14.8%	18.47
2007	1,897,457	17.1%	36,469,080	16.8%	2,462,122	17.5%	46,445,980	17.0%	18.86
2008	1,726,744	15.6%	33,708,522	15.5%	2,137,421	15.2%	41,071,958	15.1%	19.22
2009	1,702,537	15.3%	35,153,445	16.2%	2,118,512	15.0%	42,688,815	15.7%	20.15
2010	887,540	8.0%	16,505,279	7.6%	1,097,964	7.8%	20,146,484	7.4%	18.35
2011	373,667	3.4%	7,892,408	3.6%	463,860	3.3%	10,424,454	3.8%	22.47
2012	326,655	2.9%	6,751,667	3.1%	490,678	3.5%	10,252,962	3.8%	20.90
2013	356,752	3.2%	7,494,950	3.5%	468,193	3.3%	9,797,648	3.6%	20.93
2014	338,237	3.0%	7,101,873	3.3%	415,102	2.9%	8,672,547	3.2%	20.89
10 Year Total	10,597,675	95.5%	206,206,540	95.0%	13,374,186	95.0%	256,901,001	94.3%

Thereafter	502,821	4.5%	10,759,463	5.0%	703,289	5.0%	15,563,980	5.7%	22.13

	11,100,496	100.0%	216,966,003	100.0%	14,077,475	100.0%	272,464,981	100.0%	19.35

(1)	Leases currently under month to month lease or in process of renewal
*	Expiring GLA does not include GLA of ground leases.
**	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

EARNINGS and VALUATION GUIDANCE

March 31, 2005

($000s except per share numbers)	Annual		Quarterly
	2004A	2005E	1Q05A	2Q05E	3Q05E	4Q05E
FFO / Share before impairment and preferred redemption charges (for actuals please see related press release)		$3.57 - $3.65		$0.87 -$0.96
Impairment charges
Preferred unit redemption charges		$(0.02)		$(0.01)
FFO / Share (for actuals please see related press release)		$3.55 - $3.63		$0.86 -$0.95
Operating Portfolio — REG Pro-Rata Share — REG only + REG pro-rata share of unconsolidated properties
Occupancy	95.7%	95.0%	95.3%
Same store growth	2.5%	2.5% - 2.8%	5.0%
Rental growth	10.8%	6% - 10%	9.8%
Percentage Rent	$4,332	$3,300 - $4,300	$637

Percentage Rent — Consolidated Only	$4,091	$3,000 - $4,000	$555
Recovery Rate — Consolidated Only	78.5%	78% - 80%	81.3%

Investment Activity
Acquisitions—100% REG owned	$99,347	$0	$0
Acquisition cap rate	7.7%
JV Acquisitions (gross $)	$719,455	$2,800,000-$3,000,000	$47,606
JV Acquisition cap rate	7.35%	6.2% - 7.25%	7.2%
REG% Ownership	25%	34%	25%
Dispositions - op. properties (REG Pro-Rata)	$147,243	$175,000 - $225,000	$11,230
Dispositions cap rate	8.4%	8.6%	9.3%
Development starts	$269,622	$300,000 - $350,000	$0
Development stabilizations - net development costs	$240,203	$250,000 - $275,000	$74,531
NOI yield on net dev. Costs	10.5%	10% - 10.5%	10.8%
Development stabilizations - total costs after outparcel allocation	$264,247	$275,000 - $300,000	$82,051
NOI yield on total costs after outparcel allocation	9.6%	9.4% - 10%	9.8%
Transaction profits net of taxes	$36,391	$36,000 - $42,000	$12,619
Third party fees and commissions	$10,663	$22,500 - $25,500	$3,318

Financing Assumptions
Debt / total assets before depreciation	41.7%	<43%	41.3%
Unsecured/secured debt offerings	$150,000	$200,000			$200,000
— interest rate	4.95%	5.6% - 5.7%
— interest rate after hedge settlement	5.47%				5.6% - 5.7%

			1Q05
Net Asset Valuation Guidance
Expansion land and out parcels available
— estimated market value			$28,241
NOI from CIP properties			$1,799
NOI from leases signed but not yet rent-paying in stabilized developments			$579
Straight-line rent receivable			$24,297

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

EARNINGS and VALUATION GUIDANCE ADDENDUM

March 31, 2005

CalPERS/First Washington Portfolio Acquisition Fee Schedule

Transaction Related Fees				Fee Level
Acquisition Fee	1.000%	Net price	$2.7 billion	$27.0 million
$14.2 million is deferred subject to earnout. $9.0 is expected to be earned in 2006.
The remainder would not be earned until the end of the 3rd year.

Due Diligence Fee	0.125%	Net price	$2.7 billion	$3.4 million

Debt Placement Fee	0.500%	New debt arranged	$1.6 billion	$8.0 million

Total One Time Transaction Fees				$38.4 million

On Going Fees

Property Management Fees - 3.0% of gross revenues during the first two years, increasing 0.25% per year to a maximum of 4.0%. First Washington (FW) will continue to manage the mid-Atlantic and Northeast properties, which are approximately 50% of the gross revenues, for up to two years on a sub-contract basis with Regency at 3.0% fee for 6 months then 2.5%. FW will will also manage the remaining portfolio for the first two months at 3%.

Asset Management Fees - 0.20% of asset value of $5.4 million following the eighteenth month

Offsetting Expenses and Income Recognition -

There will be offsetting transaction-related expenses that will total $5.4 million and be payable at closing. Net fees after offsets will be effectively reported at 65% (no fee recognition on REG ownership). Fees will trigger some tax in 2005 and 2006.

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

RECONCILIATION OF FFO GUIDANCE TO NET INCOME

All numbers are per share except weighted average shares

	Three Months Ended June 30, 2005		Full Year 2005
Funds From Operations Guidance:
Net income for common stockholders	$0.51	$0.60	$2.33	$2.41
Add (Less):
Depreciation expense and Amortization	$0.35	$0.35	$1.36	$1.36
Loss (gain) on sale of operating properties	$0.00	$0.00	$(0.14)	$(0.14)

Funds from Operations	$0.86	$0.95	$3.55	$3.63

Weighted Average Shares (000’s)	64,533		66,562

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.